As filed with the Securities and Exchange Commission on March 2, 1998 Registration Nos. 2-80348 and 811-3599


               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549
                           FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     /X /
     Pre-Effective Amendment No.  ______              /   /
     Post-Effective Amendment No.  45                 /X /
                              and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/
     Amendment No.   47                      /X /
                (Check appropriate box or boxes)

                                THE ROYCE FUND
				--------------
               (Exact name of Registrant as specified in charter)

               1414 Avenue of the Americas, New York, New York  10019
             (Address of principal executive offices)    (Zip Code)
    Registrant's Telephone Number, including Area Code:        (212) 355-7311

                           Charles M. Royce, President
                                 The Royce Fund
              1414 Avenue of the Americas, New York, New York  10019
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box) / / immediately upon filing pursuant to paragraph (b)
/  / on Date pursuant to paragraph (b)
/  / 60 days after filing pursuant to paragraph (a)(i)
/  / on Date pursuant to paragraph (a)(ii)
/x / 75 days after filing pursuant to paragraph (a)(ii)
/  / on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:
/   /  this  post-effective  amendment designates a new  effective  date  for  a previously filed post-effective amendment.

The Royce Fund has registered an indefinite number of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Its 24f-2 Notice for its most recent fiscal year will be filed on or prior to March 31, 1998.
                           Total number of pages: ___
                      Index to Exhibits is located on page:

                         CROSS REFERENCE SHEET
                 (Pursuant to Rule 481 of Regulation C)


Item of Form N-1A                         CAPTION or Location in Prospectus
-----------------                         ----------------------------------

Part A

I.   Cover Page ................          Cover Page

II.  Synopsis...............              FUND EXPENSES

III. Condensed Financial Information...          *

IV.  General Description of Registrant..  INVESTMENT OBJECTIVE,
                                          INVESTMENT POLICIES,
                                          INVESTMENT RISKS,
                                          INVESTMENT LIMITATIONS,
                                          GENERAL INFORMATION

V.   Management of the Fund.........      MANAGEMENT OF THE TRUST,
                                          GENERAL INFORMATION

V.A. Management's Discussion of
      Fund Performance...............             *

VI.  Capital Stock and Other Securities.  GENERAL INFORMATION,
                                          DIVIDENDS, DISTRIBUTIONS AND
                                           TAXES,
                                          IMPORTANT ACCOUNT INFORMATION,
                                          REDEEMING YOUR SHARES,
                                          TRANSFERRING OWNERSHIP,
                                          OTHER SERVICES

VII. Purchase of Securities Being
      Offered   ........                  INVESTMENT POLICIES***,
                                          NET ASSET VALUE PER SHARE,
                                          OPENING AN ACCOUNT AND
                                           PURCHASING SHARES,
                                          OTHER SERVICES

VIII. Redemption or Repurchase..          REDEEMING YOUR SHARES

IX.   Pending Legal Proceeding ..........         *

                                            CAPTION or Location in Statement
Item of Form N-1A                           of Additional Information
-----------------                           ---------------------------------

Part B
------

X.   Cover Page.................            Cover Page

XI.  Table of Contents..........            TABLE OF CONTENTS

XII. General Information and History..      *

XIII. Investment Objectives and Policies.   INVESTMENT POLICIES AND
                                             LIMITATIONS,
                                            RISK FACTORS AND SPECIAL
                                             CONSIDERATIONS

XIV.  Management of the Fund.........       MANAGEMENT OF THE TRUST

XV.   Control Persons and Principal
       Holders of Securities...........     MANAGEMENT OF THE TRUST,
                                            PRINCIPAL HOLDERS OF SHARES

XVI.  Investment Advisory and Other
       Services  ..........                 MANAGEMENT OF THE TRUST,
                                            INVESTMENT ADVISORY SERVICES,
                                            CUSTODIAN,
                                            INDEPENDENT ACCOUNTANTS

XVII. Brokerage Allocation and Other
       Practices.....................       PORTFOLIO TRANSACTIONS


XVIII. Capital Stock and Other Securities.  DESCRIPTION OF THE TRUST

XIX.  Purchase, Redemption and Pricing
       of Securities Being Offered....      PRICING OF SHARES BEING OFFERED,
                                            REDEMPTIONS IN KIND

XX.  Tax Status....................         TAXATION

XXI. Underwriters.....................      *

XXII. Calculation of Performance Data....   PERFORMANCE DATA

XXIII. Financial Statements...........      **

*    Not applicable.
**   Incorporated by reference.

***  Relates only to Royce GiftShares Fund, a series of the Trust.

[BEGIN RED HERRING]
Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.
[END RED HERRING]

THE ROYCE FUNDS
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ROYCE SPECIAL EQUITY FUND
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PROSPECTUS --           , 1998 (Subject to Completion, dated February 27, 1998)
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NEW ACCOUNT AND GENERAL INFORMATION:    Investor Information -- 1-800-221-4268
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SHAREHOLDER SERVICES -- 1-800-841-1180
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                   ROYCE SPECIAL EQUITY FUND'S investment objective is long-
INVESTMENT         term  capital  appreciation.  It seeks to  achieve  this
OBJECTIVE AND      objective  by investing primarily in common  stocks  and
POLICIES           convertible   securities  of   companies   with   market
                   capitalizations of less than $500 million. There can be no assurance that the Fund will achieve its objective.

                   The  Fund  is  a no-load series of The Royce  Fund  (the
                   "Trust"),  a diversified open-end management  investment
                   company.
-------------------------------------------------------------------------------

ABOUT THIS         This  Prospectus  sets forth concisely  the  information
PROSPECTUS         that  you should know about the Fund before you  invest.
                   It   should   be  retained  for  future  reference.    A
                   "Statement of Additional Information" containing further
                   information about the Fund and the Trust has been  filed
                   with  the  Securities  and  Exchange  Commission.    The
                   Statement  is  dated            ,  1998  and  has   been
                   incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Trust or calling Investor Information.

-------------------------------------------------------------------------------
TABLE OF CONTENTS
			        Page                                        Page
Fund Expenses                      2      	Net Asset Value Per Share     8
Investment Performance and
  Volatility   			   3
Investment Objective               3          SHAREHOLDER GUIDE
Investment Policies                4    Opening an Account and Purchasing
Investment Risks                   4    	Shares                        9
Investment Limitations             5    Choosing a Distribution Option       10
Management of the Trust            6    Important Account Information        10
General Information                7    Redeeming Your Shares          	     12
Dividends, Distributions and Taxes 7	Transferring Ownership               14
                                        Other Services     		     14

-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND EXPENSES      The following table summarizes all expenses and fees
                   that you would incur as a shareholder of the Fund.
The Fund is                    Shareholder Transaction Expenses
no-load and has
no 12b-1 fees      Sales Load Imposed on Purchases . . . . . . . . .None
                   Sales Load Imposed on Reinvested Dividends       None
                   Deferred Sales Load                              None
                   Redemption Fee -- on purchases held for one
			year or more   				    None
                   Early Redemption Fee -- on purchases held
			for less than one year                         1%

                                Annual Fund Operating Expenses

                   Management Fees (after waivers)         0.46%
                   Other Expenses                 	   1.03%
                   Total Operating Expenses       	   1.49%
                   _____
                   The purpose of the above tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as an investor in the Fund. Management Fees would be 1.00% and Total Operating Expenses would be 2.03% without the waiver of management fees by Royce & Associates, Inc. ("Royce"), the Fund's investment adviser. Royce has committed to waive its fees to the extent necessary to reduce Total Operating Expenses to 1.49% through December 31, 1998.

                   The following examples illustrate the expenses that you would incur on a $1,000 investment over various periods, assuming a 5% annual rate of return and redemption at the end of each period.

                                1 Year        3 Years
                                 $15  		$47

                   THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

                    The Fund may include in communications to current or
INVESTMENT          prospective shareholders figures reflecting Total Return
PERFORMANCE         over various time periods.  "Total Return" is the rate of
AND                 return on an amount invested in the Fund from the beginning
VOLATILITY          to the end of the stated period.  "Average Annual Total
                    Return" is the annual compounded percentage change in the
Total Return is the value of an amount invested in the Fund from the beginning
change in value     until the end of the stated period.  Total Returns are
over a given time   historical measures of past performance and are not
period, assuming    intended to indicate future performance.  Total Returns
reinvestment        assume the reinvestment of all net investment income
of dividends and    dividends and capital gains distributions.  The figures do
capital gains       not reflect the Fund's early redemption fee because this
distributions       fee applies only to redemptions of share purchases held for less than one year.

                    Additionally, the performance of the Fund may be compared to (i) the performance of various indices and investments for which reliable performance data is available and (ii) averages, performance rankings or other information prepared by recognized mutual fund statistical services.

                    The relative risk of investing in a particular fund should be considered in addition to the total returns of a fund. Risk, in terms of how volatile an investor's returns have been, can be measured in a number of ways, including standard deviation and beta.

                    Standard deviation measures the range of performance within which a fund's total returns have fallen. The lower the standard deviation of the fund, the less volatile and more consistent the fund's monthly total returns have been over that period. When the standard deviation of a fund is lower than the standard deviation of the S&P 500, the fund has been less volatile than the index.


                    BBeta measures a fund's sensitivity to market movements.
		    The beta for the index chosen to represent the market
		    (the S&P 500) is 1.00. If the fund has a beta greater than 1.00, it has been more volatile than the index; if its beta is less than 1.00, it has been less volatile than the index.

		Investors evaluating these and other quantitative measures of risk should understand that the risk profiles of the Fund's portfolio may change over time. The investment risks associated with the types of securities in which the Fund may invest are described below. See "Investment Risks".



INVESTMENT         ROYCE SPECIAL EQUITY FUND'S investment objective is long-
OBJECTIVE          term capital appreciation.  It seeks to achieve this
                   objective by investing primarily in common stocks and
                   convertible securities of companies with market
                   capitalizations of less than $500 million.   Since
                   certain risks are inherent in owning any security, there can be no assurance that the Fund will achieve its objective.

                   This investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares, as that term is defined in the Investment Company Act of 1940 (the "1940 Act").

INVESTMENT
POLICIES

The Fund invests
on a value basis

The Fund invests
primarily in small
companies


An intensive value discipline will be used in managing the Fund's assets. This approach has its roots in the teachings of Benjamin Graham and Abraham Briloff. Thus, classic value analysis will be combined with accounting cynicism. Investments will generally be made in equity securities of companies which, in Royce's opinion, have one or more of the following characteristics:

-Assets whose value is unrecognized or under recognized by the market; -Currently earning a low return on equity or assets employed, but have the potential to earn a higher return by either improving the profitability of these assets or disposing of them;
-The ability to operate effectively in an adverse environment;
-Burdened by an unprofitable subsidiary or business segment, which may have been reduced or eliminated;
-Recently experienced a change in management or control (including through merger or acquisition) and have a potential for a "turnaround" in earnings; -Profitability or other financial characteristics that make their securities undervalued when compared to the market in general or to a specified industry;
-Current assets which, less all liabilities, compare favorably to the aggregate market value of the company's securities;
-Substantial or growing cash flow;
-A management whose members, due to their own stockholdings or otherwise, are committed to managing the company in a way which increases stock values and enhances stockholder wealth; or
-Financial reporting policies which, viewed from the outside, appear conservative.

In summary, Royce will attempt to invest in companies where the market's perception and, therefore, price is significantly lower than Royce's assessment of its economic value.

In accordance with its objective of seeking long-term capital appreciation, the Fund will normally invest at least 80% of its assets in common stocks, convertible preferred stocks and convertible bonds. At least 65% of these securities will be issued by companies with stock market capitalizations under $500,000,000 at the time of investment. The remainder of the Fund's assets may be invested in securities of companies with higher stock market capitalizations and non-convertible preferred stocks and debt securities.



INVESTMENT         As a mutual fund investing primarily in common stocks
RISKS              and/or securities convertible into common stocks, the
                   Fund is subject to market risk - that is, the
                   possibility that common stock prices will decline over
                   short or even extended periods.  Because the Fund will
The Fund is        focus on the less liquid securities of small and micro-
subject            capitalization companies, it may involve considerably
to certain         more risk than a mutual fund investing in the more
investment         liquid common stocks and convertible securities of
risks              larger capitalization companies.  The Fund's companies
                   may have static, cyclical or only moderate growth prospects and/or limited product lines, markets and financial resources. They may also lack management depth and be more vulnerable to adverse business developments. In addition, these companies may not be well known to the investment community and may be followed by relatively few, if any, securities analysts, so that there will tend to be less publicly available information about them, and their securities may not be widely held or attract significant institutional ownership. Finally, the securities of the Fund's companies may have limited trading volumes, wide spreads between their bid and ask prices, prices that are subject to more abrupt or erratic market movements than the securities of larger capitalization companies or the market averages in general and, in the case of securities traded in the over-the-counter market, only a few market makers. Accordingly, Royce's investment method requires it to have a long-term investment outlook for the securities in which the Fund invests.
                   The Fund should not be used by investors with a short-term investment horizon.

                   Because the Fund will invest primarily in small and micro-capitalization securities, it may not be able to purchase or sell more than a limited number of shares of a portfolio security at then quoted market prices, and may require a considerable period of time to acquire or dispose of its position in the security. This risk will increase to the extent that other Royce-managed accounts or other investors are also seeking to purchase or sell the same security when the Fund is doing so. In addition, although the Fund may purchase an over-the-counter security at or near its ask price, it will be required to value the security at the close of trading on the day of purchase based on the last reported sale price or bid price for the security. This could reduce the net asset value of the Fund's shares if the closing price is lower than the purchase price. See "Net Asset Value Per Share".

                   Although the Fund will be diversified within the meaning of the 1940 Act, it will normally be invested in a limited number of securities and may invest up to 25% of its assets in the securities of one company. The Fund's relatively limited portfolio will therefore involve even more risk than a mutual fund vesting in a broadly diversified portfolio of common stocks of small and micro-capitalization companies, and the Fund will also be more vulnerable to any single corporate, market, economic, political or regulatory event than would a more widely diversified fund.




INVESTMENT         The Fund has adopted certain fundamental limitations,
LIMITATIONS        designed to reduce its exposure to specific situations,
                   which may not be changed without the approval of a
The Fund has       majority of its outstanding voting shares, as that term
adopted certain    is defined in the 1940 Act.  These limitations are set
fundamental        forth in the Statement of Additional Information and
limitations        provide, among other things, that the Fund will not:

                   (a) with respect to 75% of its assets, invest more than
                   5% of its assets in the securities of        any one
                   issuer, excluding obligations of the U.S. Government;

                   (b) invest more than 25% of its assets in any one industry; or

                   (c) invest in companies for the purpose of exercising control of management.

Other Investment   In addition to investing primarily in the equity and
Practices:         fixed income securities described above, the Fund may
                   follow a number of additional investment practices.

Short-term fixed   The Fund may invest in short-term fixed income
income securities  securities for temporary defensive purposes, to invest uncommitted cash balances or to maintain liquidity to meet shareholder redemptions. These securities consist of United States Treasury bills, domestic bank certificates of deposit, high-quality commercial paper and repurchase agreements collateralized by U.S. Government securities. In a repurchase agreement, the Fund's custodian bank sells a security to the Fund at one price and agrees to repurchase it at the Fund's cost plus interest within a specified period of seven or fewer days. In these transactions, which are, in effect, secured loans by the Fund, the securities purchased by the Fund will have a value equal to or in excess of the value of the repurchase agreement and will be held by the Fund's custodian bank until repurchased. Should the Fund implement a temporary investment policy, its investment objective may not be achieved.

Securities         The Fund may lend up to 25% of its assets to qualified
lending            institutional investors for the purpose of realizing
                   additional income. Loans of securities of the Fund will be collateralized by cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities. The collateral will equal at least 100% of the current market value of the loaned securities. The risks of securities lending include possible delays in receiving additional collateral or in recovery of loaned securities or loss of rights in the collateral if the borrower defaults or becomes insolvent.

Warrants, rights   The Fund may invest up to 5% of its total assets in warrants
and options	   rights and options.

Lower-rated        The Fund may invest not more than 5% of its net assets
debt securities	   in lower-rated (high-risk) non-convertible debt
       		   securities, which are below investment grade. The Fund does not expect to invest in non-convertible debt securities that are rated lower than Caa by Moody's
       		   Investors Service, Inc. or CCC by Standard & Poor's
                   Corp. or, if unrated, determined to be of comparable quality.



MANAGEMENT         The Trust's business and affairs are managed under the
OF THE TRUST       direction of its Board of Trustees.  Royce & Associates,
                   Inc. ("Royce"), the Fund's investment adviser, is
                   responsible for the investment of its assets, subject to
                   the authority of the Board.  Charles M. Royce, Royce's
Royce &            President, Chief Investment Officer and sole voting
Associates, Inc.   shareholder since 1972, is primarily responsible for
is                 supervising Royce's investment management activities.
responsible for    Charles R. Dreifus, CFA, Senior Portfolio Manager and
management of the  Principal of  Royce since February 1998, manages the
Fund's portfolio   Fund's portfolio.  Mr. Dreifus has 29 years of
                   investment experience, 18 of them as a small and micro-cap value portfolio manager. From November 1982 to January 1998, he was a General Partner and Managing
                   Director and, most recently, a Limited Managing Director of Lazard Freres & Co., LLC. Mr. Dreifus was also the
                   Portfolio Manager of Lazard Special Equity Portfolio, formerly the Lazard Special Equity Fund, and Special
                   Equity Separate Accounts.  From June 1968 to November
                   1982, he was employed by Oppenheimer & Co. as a Limited
                   Partner and Oppenheimer Capital as an Executive Vice
                   President, where he managed the Quest for Value Fund from May 1980 to November 1982.

                   Royce is also the investment adviser to Pennsylvania Mutual Fund, PMF II, Royce Premier, Micro-Cap, Total Return, Low-Priced Stock, Financial Services and GiftShares Funds, which are other series of the Trust, and to other investment and non-investment company accounts.

                   As compensation for its services to the Fund, Royce is entitled to receive annual advisory fees of 1.00% of the
                   average net assets of the Fund.   Royce has committed to
                   waive its fee to the extent necessary to maintain the Fund's total operating expenses at or below 1.99% through December 31, 1998.

                   Royce Fund Services, Inc. ("RFS"), which is wholly-owned by Charles M. Royce, acts as distributor of the Fund's shares.

                   Royce selects the brokers who execute the purchases and sales of the Fund's portfolio securities and may place orders with brokers who provide brokerage and research services to Royce. Royce is authorized, in recognition of the value of brokerage and research services provided, to pay commissions to a broker in excess of the amount which another broker might have charged for the same transaction.



GENERAL            The Royce Fund (the "Trust") is a Delaware business
INFORMATION        trust, registered with the Securities and Exchange
                   Commission as an open-end diversified management investment company. The Trustees have the authority to issue an unlimited number of shares of beneficial interest, without shareholder approval, and these shares may be divided into an unlimited number of series and classes. Shareholders are entitled to one vote per share. Shares vote by individual series on all matters, except that shares are voted in the aggregate and not by individual series when required by the 1940 Act and that if the Trustees determine that a matter affects only one series, then only shareholders of that series are entitled to vote on that matter.

                   Meetings of shareholders will not be held except as required by the 1940 Act or other applicable law. A meeting will be held to vote on the removal of a Trustee or Trustees of the Trust if requested in writing by the holders of not less than 10% of the outstanding shares of the Trust.

                   The Trust reserves the right to suspend the offering of Fund shares to new investors. Royce intends to close the Fund to new investors when the Fund's assets plus the assets in Royce's other "Special Equity" product accounts reach $250 million.

                   The custodian for securities, cash and other assets of the Fund is State Street Bank and Trust Company. State Street, through its agent National Financial Data Services ("NFDS"), also serves as the Fund's transfer agent. Coopers & Lybrand, L.L.P. serves as independent accountants for the Fund.



DIVIDENDS,         The Fund pays dividends from net investment income and
DISTRIBUTIONS      distributes its net realized capital gains annually in
AND TAXES          December.  Dividends and distributions will be
                   automatically reinvested in additional shares of the
The Fund pays      Fund unless the shareholder chooses otherwise.
dividends and
capital gains      Shareholders receive information annually as to the tax
annually in        status of distributions made by the Fund for the
December           calendar year.  For Federal income tax purposes, all
                   distributions by the Fund are taxable to shareholders when declared, whether received in cash or reinvested in shares. Distributions paid from the Fund's net investment income and short-term capital gains are taxable to shareholders as ordinary income dividends. A portion of the Fund's dividends may qualify for the corporate dividends received deduction, subject to certain limitations. The portion of the Fund's dividends qualifying for such deduction is generally limited to the aggregate taxable dividends received by the Fund from domestic corporations.
                   Distributions paid from long-term capital gains of the Fund are treated by a shareholder for Federal income tax purposes as long-term capital gains, regardless of how long the shareholder has held Fund shares.

                   If a shareholder disposes of shares held for six months or less at a loss, such loss is treated as a long-term capital loss to the extent of any long-term capital gains reported by the shareholder with respect to such shares. A loss realized on a taxable disposition of Fund shares may be disallowed to the extent that additional Fund shares are purchased (including by reinvestment of distributions) within 30 days before or after such disposition.

                   The redemption of shares is a taxable event, and a shareholder may realize a capital gain or capital loss. The Fund will report to redeeming shareholders the proceeds of their redemptions. However, because the tax consequences of a redemption will also depend on the shareholder's basis in the redeemed shares for tax purposes, shareholders should retain their account statements for use in determining their tax liability on a redemption.

                   At the time of a shareholder's purchase, the Fund's net asset value may reflect undistributed income or capital gains. A subsequent distribution of these amounts by the Fund will be taxable to the shareholder even though the distribution economically is a return of part of the shareholder's investment.

                   The Fund is required to withhold 31% of taxable dividends, capital gains distributions and redemptions paid to non-corporate shareholders who have not complied with Internal Revenue Service taxpayer identification regulations. Shareholders may avoid this withholding requirement by certifying on the Account Application Form their proper Social Security or Taxpayer Identification Number and certifying that they are not subject to backup withholding.

                   The discussion of Federal income taxes above is for general information only. The Statement of Additional Information includes a more detailed description of Federal income tax aspects that may be relevant to a shareholder. Shareholders may also be subject to state and local taxes on income and any gains from their investment. Investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

NET ASSET	   Fund shares are purchased and redeemed at their net asset
VALUE		   value per share next determined after an order is received
PER SHARE	   by the Fund's transfer agent or an authorized service
		   agent or sub-agent.  Net asset value per share is determined
		   by dividing the total value of the Fund's investments plus
		   cash and other assets, less any liabilities, by the number
Net asset value    of outstanding shares of the Fund.  Net asset value per share
per share (NAV)	   is calculated at the close of regular trading on the New York
is determined	   Stock Exchange on each day the Exchange is open for business.
each day the
New York Stock	   In determining net asset value, securities listed on an
is open	 	   exchange or the Nasdaq National Market System are valued on
		   the basis of the last reported sale price prior to the time the valuation is made or, if no sale is reported for that day, at their bid price for exchange-listed securities and at the average of their bid and ask prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may bbe valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.



                             SHAREHOLDER GUIDE

OPENING AN         The Fund's shares are offered on a no-load basis.  If
ACCOUNT AND        you need assistance with the Account Application or have
PURCHASING         any questions about the Fund, please call Investor
SHARES             Information at 1-800-221-4268.  Note: For certain types
                   of account registrations (e.g., corporations, partnerships, foundations, associations, other organizations, trusts or powers of attorney), please call Investor Information to determine if you need to provide additional forms with your application.

                   Type of Account                    	   Minimum
Minimum Initial    Regular accounts                        $50,000
Investment         IRAs *                                  2,000
                   403(b)(7) accounts *                    2,000

                   The Trust reserves the right to reject any subscription or waive the minimum initial investment in its sole discretion.

Additional         Subsequent investments  ($2,000 minimum) may be made by
Investments        mail, telephone, wire or Express Service (a system of
                   electronic funds transfer from your bank account).

                   * Separate forms must be used for opening IRAs or 403(b)(7) accounts; please call Investor Information if you need these forms.



                                                  ADDITIONAL INVESTMENTS
                            NEW ACCOUNT            TO EXISTING ACCOUNTS
Purchasing By       Please include the amount   Additional investments
Mail                of your initial investment  should include the Invest-
                    on the Application Form,    by-Mail remittance form
Complete and sign   make your check payable to  attached to your Fund
the enclosed        The Royce Fund, and mail    account confirmation
Account             to:                         statements.  Please make
Application                                     your check payable to The
                    The Royce Funds             Royce Fund, write your
                    P.O. Box 419012             account number on your
                    Kansas City, MO 64141-6012  check and, using the
                                                return envelope provided,
                                                mail to the address
                                                indicated on the Invest-by-
                                                Mail form.

For express or      The Royce Funds             All written requests
registered mail,    c/o National Financial      should be mailed to one of
send to:            Data Services               the addresses indicated
                    1004 Baltimore, 5th Floor   for new accounts.
                    Kansas City, MO 64105

Purchasing By      Subsequent telephone purchases may be made by calling
Telephone          Investor Information.  For all telephone purchases,
                   payment is due within three business days and may be made by wire or personal, business or bank check, subject to collection.


Purchasing By      Money should be wired to:
Wire:              State Street Bank and Trust Company
                   ABA 011000028    DDA 9904-712-8
Before Wiring:     Ref:  Royce Special Equity Fund
For a new          Order Number or Account Number____________________
account,           Account Name ____________________________________
please contact
Investor           To ensure proper receipt, please be sure your bank
Information at     includes the name of the Fund and your order number (for
1-800-221-4268     telephone purchases) or account number.  If you are
                   opening a new account, you must call Investor
                   Information to obtain an order number, and complete the Account Application and mail it to the "New Account" address above after completing your wire arrangement.
                   Note: Federal Funds wire purchase orders will be accepted only when the Fund and its custodian are open for business.


Purchasing By
Express            Expedited Purchase Option permits you, at your
Service            discretion, to transfer funds ($100 minimum and $200,000
                   maximum) from your bank account to purchase shares in your Royce Fund account by telephone or computer online access.

                   To establish the Expedited Purchase Option, please provide the appropriate information on the Account Application and attach a voided check. We will send you a confirmation of Express Service activation. Please wait three weeks before using the service.

                   To make an Expedited Purchase, other than through computer online access, please call Shareholder Services at 1-800-841-1180 before 4:00 p.m., Eastern time.



CHOOSING A         You may select one of three distribution options:
DISTRIBUTION
OPTION
1. Automatic Reinvestment Option--Both net investment income dividends and capital gains distributions will be reinvested in additional Fund shares. This option will be selected for you automatically unless you specify one of the other options.

2. Cash Dividend Option--Your dividends will be paid in cash and your capital gains distributions will be reinvested in additional Fund shares.

3. All Cash Option--Both dividends and capital gains distributions will be paid in cash.

You may change your option by calling Shareholder Services at 1-800-841-
1180.



IMPORTANT          The easiest way to establish optional services on your
ACCOUNT            account is to select the options you desire when you
INFORMATION        complete your Account Application.  If you want to add
                   or change shareholder options later, you may need to provide additional information and a signature guarantee. Please call Shareholder Services at 1-800-
                   841-1180 for further assistance.

Signature          For our mutual protection, we may require a signature
Guarantees         guarantee on certain written transaction requests.  A
                   signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokerage firms and any other guarantor that our transfer agent deems acceptable. A signature guarantee cannot be provided by a notary public.




Certificates       Certificates for whole shares will be issued upon
                   request. If a certificate is lost, stolen or destroyed, you may incur an expense to replace it.


Purchases Through If you purchase shares of the Fund through a program of Service Providers services offered or administered by a broker-dealer, financial institution or other service provider, you should read the program materials provided by the service provider, including information regarding fees which may be charged, in conjunction with this Prospectus. Certain shareholder servicing features of the Fund may not be available or may be modified in connection with the program of services offered. When shares of the Fund are purchased in this way, the service provider, rather than the customer, may be the shareholder of record of the shares. Royce, RFS and/or the Fund may pay fees to unaffiliated broker-dealers, financial institutions or other service providers who introduce investors to the Fund and/or provide certain administrative services to those of their customers who are Fund shareholders.

Telephone and      Neither the Fund nor its transfer agent will be liable
Online Access      for following instructions communicated by telephone or
Transactions       computer online access that are reasonably believed to
                   be genuine. The transfer agent uses certain procedures designed to confirm that telephone and computer online access instructions are genuine, which may include requiring some form of personal identification prior to acting on the instructions, providing written confirmation of the transaction and/or recording incoming telephone calls, and if it does not follow such procedures, the Fund or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions.



Nonpayment         If your check or wire does not clear, or if payment is
                   not received for any telephone or computer online access purchase, the transaction will be canceled and you will be responsible for any loss the Fund incurs. If you are already a shareholder, the Fund can redeem shares from any identically registered account with the Trust as reimbursement for any loss incurred.

Trade Date for
Purchases
                   Your trade date is the date on which share purchases are credited to your account. If your purchase is made by check, Federal Funds wire, telephone, computer online access or exchange and is received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time), your trade date is the date of receipt. If your purchase is received after the close of regular trading on the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                   In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Fund will accept only a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a United States correspondent bank.

REDEEMING          You may redeem any portion of your account at any time.
YOUR SHARES        You may request a redemption in writing or by telephone.
                   Redemption proceeds normally will be sent within two business days after the receipt of the request in Good
                   Order.

Redeeming By       Redemption requests should be mailed to The Royce Funds,
Mail               c/o NFDS, P.O. Box 419012, Kansas City, MO 64141-6012.
                   (For express or registered mail, send your request to The Royce Funds, c/o National Financial Data Services,
                   1004 Baltimore, 5th Floor, Kansas City, MO 64105.)

                   The redemption price of shares will be their net asset value next determined after NFDS or an authorized service agent or sub-agent has received all required documents in Good Order.


Definition of      Good Order means that the request includes the
Good Order         following:

                   1.  The account number and Fund name.

                   2. The amount of the transaction (specified in dollars or shares).
                   3. Signatures of all owners exactly as they are registered on the account.
                   4. Signature guarantees if the value of the shares being redeemed exceeds $50,000 or if the payment is to be sent to an address other than the address of record or is to be made to a payee other than the shareholder.
                   5.  Certificates, if any are held.
                   6. Other supporting legal documentation that might be required, in the case of retirement plans, corporations, trusts, estates and certain other accounts.

                   If you have any questions about what is required as it pertains to your request, please call Shareholder Services at 1-800-841-1180.



Redeeming By       Shareholders who have not established Express Service
Telephone          may redeem up to $50,000 of their Fund shares by
                   telephone, provided the proceeds are mailed to their address of record. If preapproved, higher minimums may apply for institutional accounts. To redeem shares by telephone, you or your pre-authorized representative may call Shareholder Services at 1-800-841-1180. Redemption requests received by telephone prior to the close of regular trading on the New York Stock Exchange
                   (generally 4:00 p.m., Eastern time) are processed on the day of receipt; redemption requests received by telephone after the close of regular trading on the Exchange are processed on the business day following receipt.

                   Telephone redemption service is not available for Trust-sponsored retirement plan accounts or if certificates are held. TELEPHONE REDEMPTIONS WILL NOT BE PERMITTED FOR A PERIOD OF SIXTY DAYS AFTER A CHANGE IN THE ADDRESS OF RECORD. See also "Important Account Information - Telephone and Online Access Transactions".


Redeeming By
Express            You redeem up to $50,000 of shares from your Fund
Service            account by telephone and transfer the proceeds directly
                   to your bank account. You may elect Express Service on the Account Application or call Shareholder Services at 1-800-841-1180 for an Express Service application.

                   If you are redeeming shares recently purchased by check
Important          or Express Service Expedited Purchase, the proceeds of
Redemption         the redemption may not be sent until payment for the
Information        purchase is collected, which may take up to fifteen
                   calendar days. Otherwise, redemption proceeds must be sent to you within seven days of receipt of your request in Good Order.

                   If you experience difficulty in making a telephone redemption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be processed at the net asset value next determined after your request has been received by the transfer agent in Good Order. The Trust reserves the right to revise or terminate the telephone redemption privilege at any time.

                   The Trust may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

                   Although the Trust will normally make redemptions in cash, it may cause the Fund to redeem in kind under certain circumstances.


Early Redemption   In order to discourage short-term trading, the Fund
Fee                assesses an early redemption fee of 1% on redemptions of
                   share purchases held for less than one year. Redemption fees will be paid to the Fund, out of the redemption proceeds otherwise payable to the shareholder, to help offset transaction costs.

                   The Fund will use the "first-in, first-out" (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of the share purchases held in the account. If this holding period is less than one year, the fee will be assessed. In determining "one year," the Fund will use the anniversary month of a transaction. Thus, shares purchased in May 1998, for example, will be subject to the fee if they are redeemed prior to May 1999. If they are redeemed on or after May 1, 1999, they will not be subject to the fee.

                   No redemption fee will be payable on shares acquired through reinvestment or by shareholders who are (a) employees of the Trust or Royce or members of their immediate families or employee benefit plans for them,
                   (b) certain Trust-approved Group Investment Plans and charitable organizations, (c) profit-sharing trusts, corporations or other institutional investors who are investment advisory clients of Royce or (d) omnibus or similar account customers of certain Trust-approved broker-dealers and other institutions.


Minimum Account
Balance            Due to the relatively high cost of maintaining smaller
Requirement        accounts, the Trust reserves the right to involuntarily
                   redeem shares in any Fund account that falls below the minimum initial investment due to redemptions by the shareholder. If at any time the balance in an account does not have a value at least equal to the minimum initial investment, you may be notified that the value of your account is below the Fund's minimum account balance requirement. You would then have sixty days to increase your account balance before the account is liquidated. Proceeds would be promptly paid to the shareholder.

TRANSFERRING       You may transfer the ownership of any of your Fund
OWNERSHIP          shares to another person by writing to:  The Royce
                   Funds, c/o NFDS, P.O. Box 419012, Kansas City, MO 64141-
                   6012.  The request must be in Good Order (see "Redeeming
                   Your Shares - Definition of Good Order"). Before mailing your request, please contact Shareholder
                   Services (1-800-841-1180) for full instructions.



OTHER              For more information about any of these services, please
SERVICES           call Investor Information.

Statements and     A confirmation statement will be sent to you each time
Reports            you have a transaction in your account and semi-
                   annually.  Shareholder reports are mailed semi-annually.
                   To reduce expenses, only one copy of most shareholder
                   reports may be mailed to a household.  Please call
                   Investor Information if you need additional copies.
Tax-sheltered      Shares of the Fund are available for purchase in
Retirement Plans   connection with certain types of tax-sheltered
                   retirement plans, including Individual Retirement
                   Accounts (IRA's) for individuals and 403(b)(7) Plans for employees of certain tax-exempt organizations.

           	   These plans should be established with the Trust only after an investor has consulted with a tax adviser or attorney. Information about the plans and the appropriate forms may be obtained from Investor Information at 1-800-221-4268.

THE ROYCE FUNDS
1414 Avenue of the Americas
New York, NY 10019                              THE ROYCE
1-800-221-4268                                    FUNDS
funds@roycenet.com

INVESTMENT ADVISER
Royce & Associates, Inc.
1414 Avenue of the Americas
New York, NY 10019

DISTRIBUTOR
Royce Fund Services, Inc.
1414 Avenue of the Americas                   	 ROYCE
New York, NY 10019                           SPECIAL EQUITY
                                                  FUND
TRANSFER AGENT
State Street Bank and Trust Company             A No-Load
c/o National Financial Data Services           Mutual Fund
P.O. Box 419012
Kansas City, MO 64141-6012
1-800-841-1180

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02105

OFFICERS
Charles M. Royce, President and Treasurer      Prospectus
Jack E. Fockler, Jr., Vice President                   ,1998
W. Whitney George, Vice President
Daniel A. O'Byrne, Vice President and
  Assistant Secretary
John E. Denneen, Secretary

[BEGIN RED HERRING]
Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This statement of additional information does not constitute a prospectus.
[END RED HERRING]

          SUBJECT TO COMPLETION DATED FEBRUARY 27, 1998

                         THE ROYCE FUND

              STATEMENT OF ADDITIONAL INFORMATION



      THE ROYCE FUND (the "Trust"), a Delaware business trust, is a professionally-managed open-end registered investment company, which offers investors the opportunity to invest in ten portfolios or series. Two of the ten series, Pennsylvania Mutual Fund and Royce GiftShares Fund, offer two classes of their shares, an Investment Class and a Consultant Class. Each series has distinct investment objectives and/or policies, and a shareholder's interest is limited to the series in which the shareholder owns shares. The ten series are:

     PENNSYLVANIA  MUTUAL  FUND       ROYCE  TOTAL  RETURN  FUND
     ROYCE PREMIER FUND               ROYCE FINANCIAL SERVICES FUND
     ROYCE MICRO-CAP FUND             PMF II
     ROYCE LOW-PRICED STOCK FUND      ROYCE SPECIAL EQUITY FUND
     ROYCE  GIFTSHARES FUND           THE REVEST GROWTH & INCOME FUND


          This Statement of Additional Information relates to all of the series other than The REvest Growth & Income Fund (each a
"Fund" and collectively the "Funds"). REvest is covered by its own separate Statement of Additional Information.

      The Trust is designed for long-term investors, including those who wish to use shares of any Fund (other than Royce GiftShares Fund) as a funding vehicle for certain tax-deferred retirement plans (including Individual Retirement Account (IRA) plans), and not for investors who intend to liquidate their investments after a short period of time.

       This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Trust's current Prospectuses, each of which is dated ________, except for Royce GiftShares Fund Consultant Class (dated June 15, 1997), Royce Financial Services Fund (dated January 2, 1998) and Royce Special Equity Fund (dated _______, 1998). Please retain this document for future reference. The audited financial statements and schedules of investments included in the Annual Reports to Shareholders of such Funds for the fiscal year or period ended December 31, 1997 are incorporated herein by reference. To obtain an additional copy of the Prospectus or Annual or Semi-Annual Reports to Shareholders for any of these Funds, please call Investor Information at 1-800-221-4268.

Investment Adviser                                           Transfer Agent
Royce & Associates, Inc. ("Royce")	State Street Bank and Trust Company
                             		c/o National Financial Data Services
Distributor                                                        Custodian
Royce Fund Services, Inc. ("RFS")        State Street Bank and Trust Company

                        ___________, 1998

                          TABLE OF CONTENTS

				 Page                			    Page

INVESTMENT POLICIES AND                 INDEPENDENT ACCOUNTANTS.............. 22
 LIMITATIONS...............         2   PORTFOLIO TRANSACTIONS............... 22
RISK  FACTORS  AND  SPECIAL             CODE  OF  ETHICS  AND RELATED
 CONSIDERATIONS............         6	MATTERS...............................24
MANAGEMENT OF THE TRUST........    10   PRICING OF SHARES  BEING OFFERED....  25
PRINCIPAL HOLDERS OF SHARES....    13   REDEMPTIONS IN KIND.................  25
INVESTMENT ADVISORY			TAXATION..............................25
 SERVICES......................    17	DESCRIPTION OF THE TRUST............  31
DISTRIBUTOR....................    19	PERFORMANCE DATA......................33
CUSTODIAN......................    21

              INVESTMENT POLICIES AND LIMITATIONS

      The following investment policies and limitations supplement those set forth in the Funds' Prospectuses. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, the percentage limitation or standard will be determined immediately after giving effect to the Fund's acquisition of the security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment policies and limitations.

      A Fund's fundamental investment policies cannot be changed without the approval of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund. Except for the fundamental investment restrictions set forth below, the investment policies and limitations described in this Statement of Additional Information are operating policies and may be changed by the Board of Trustees without shareholder approval. However, shareholders will be notified prior to a material change in an operating policy affecting their Fund.

     No Fund may, as a matter of fundamental policy:

          1.   Issue any senior securities;

          2. Purchase securities on margin or write call options on its portfolio securities;

          3.   Sell securities short;

          4. Borrow money, except that each of the Funds may borrow money from banks as temporary measure for extraordinary or emergency purposes in an amount not exceeding 5% of such Fund's total assets;

          5.   Underwrite the securities of other issuers;

          6. Invest more than 10% of its total assets in the securities of foreign issuers (except for Royce Financial Services Fund, which is not subject to any such limitation, and for PMF II and Royce Special Equity Fund, each of which may invest up to 25% of its total assets in such securities);

          7. Invest in restricted securities (except for Royce Financial Services Fund and PMF II, each of which may invest up to 15% of its net assets in illiquid securities, including restricted securities) or in repurchase agreements which mature in more than seven days;

          8. Invest more than 10% (15% for Royce Financial Services Fund, PMF II and Royce Special Equity Fund) of its assets in securities without readily available market quotations (i.e., illiquid securities) (except for Pennsylvania Mutual Fund, which is not subject to any such limitation);

          9. Invest, with respect to 75% of its total assets, more than 5% of its assets in the securities of any one issuer (except U.S. Government securities);

          10. Invest more than 25% of its assets in any one industry (except for Royce Financial Services Fund, which may invest more than 25% of its assets in the financial services industry);

          11. Acquire (own, in the case of Pennsylvania Mutual Fund) more than 10% of the outstanding voting securities of any one issuer;

          12. Purchase or sell real estate or real estate mortgage loans or invest in the securities of real estate companies unless such securities are publicly-traded;

          13.  Purchase or sell commodities or commodity contracts;

          14. Make loans, except for purchases of portions of issues of publicly- distributed bonds, debentures and other securities, whether or not such purchases are made upon the original issuance of such securities, and except that each Fund may loan up to 25% of its assets to qualified brokers, dealers or institutions for their use relating to short sales or other securities transactions (provided that such loans are fully collateralized at all times);

          15. Invest in companies for the purpose of exercising control of management;

          16. Purchase portfolio securities from or sell such securities directly to any of the Trust's Trustees, officers, employees or investment adviser, as principal for their own accounts;

          17. Invest in the securities of other investment companies (except for Pennsylvania Mutual Fund, PMF II and Royce Special Equity Fund, which may invest in such companies as set forth below, and except for Royce Financial Services Fund, which may invest in such companies to the extent permitted by the 1940 Act); or

          18. Invest more than 5% of its total assets in warrants, rights and options (except for Pennsylvania Mutual Fund, which may not purchase any warrants, rights or options).

     No Fund may, as a matter of operating policy:

                     1. Invest more than 5% of its net assets in lower-rated (high-risk) non-convertible debt securities; or

                     2. Enter into repurchase agreements with any party other than the custodian of its assets.

     Royce Special Equity Fund may not, as a matter of operating policy:

           1. Invest more than 5% of its assets in the securities of foreign issuers; or

           2. Invest more than 5% of its assets in securities for which market quotations are not readily available; or

           3. Invest more than 5% of its assets in the securities of other investment companies.

Pennsylvania Mutual Fund
PMF II
Royce Special Equity Fund

      Pennsylvania Mutual Fund and PMF II may each invest up to 25%, and Royce Special Equity Fund may invest up to 5%, of the value of their total assets in the securities of other investment companies (open or closed-end), including up to 5% of their total assets in the securities of any one other investment company, provided that the Funds and all affiliated persons of the Funds do not invest in more than 3% of the total outstanding stock of any one such investment company. All such securities must be acquired in the open market, in transactions involving no commissions or discounts to a sponsor or dealer (other than customary brokerage commissions). The issuers of such securities are not required to redeem them from any one Fund in an amount exceeding 1% of such issuers' total outstanding securities during any period of less than thirty days, and Pennsylvania Mutual Fund, PMF II and Royce Special Equity Fund will vote all proxies with respect to such securities in the same proportion as the vote of all other holders of such securities. Except for cash collateral received in connection with their securities lending activities and invested in the money market funds of their custodian bank, neither Pennsylvania Mutual Fund, PMF II nor Royce Special Equity Fund has any current intention of investing in the securities of any open-end investment companies.

Royce Financial Services Fund

      Financial Services Fund may invest in the securities of a company that is engaged in securities related activities as a broker, a dealer, an underwriter, an investment adviser registered under the Investment Advisers Act of 1940 or an investment adviser to an investment company, subject to the following limitations in the case of a company that, in its most recent fiscal year, derived more than 15% of its gross revenues from such activities:

     (a) The purchase cannot cause more than 5% of the Fund's assets to be invested in the securities of the company;

     (b) For an equity security, the purchase cannot result in the Fund owning more than 5% of the company's outstanding securities of that class; and

     (c) For a debt security, the purchase cannot result in the Fund owning more than 10% of the principal amount of the company's outstanding debt securities.

      In applying the gross revenues test, a company's gross revenues from its own securities related activities and from its ratable share of the securities related activities of enterprises of which it owns 20% or more of the voting or equity interest are considered in determining the degree to which the company is engaged in securities related activities. The limitations apply only at the time of the Fund's purchase of the securities of such a company. When Royce is considering purchasing or has purchased warrants or convertible securities of a securities related business for the Fund, the required determination is made as though such warrants or conversion privileges had been exercised.

      Financial Services Fund is not permitted to acquire a general partnership interest or a security issued by its investment adviser or principal underwriter or any affiliated person of its investment adviser or principal underwriter.

      Financial Services Fund may invest up to 20% of its assets in the securities of other investment companies, provided that (i) the Fund and all affiliated persons of the Fund do not invest in more than 3% of the total outstanding stock of any one such company and (ii) the Fund does not offer or sell its shares at a public offering price which includes a sales load of more than 1 1/2%. (The 20% and 3% limitations do not apply to securities received as dividends, through offers of exchange or as a result of a reorganization, consolidation or merger.) The other investment company is not obligated to redeem those of its securities held by the Fund in an amount exceeding 1% of its total outstanding securities during any period of less than thirty days, and the Fund will be obligated to exercise voting rights with respect to any such security by voting the securities held by it in the same proportion as the vote of all other holders of the security.

     Financial Services Fund does not currently intend to invest more than 5% of its assets in the securities of any one other investment company, to purchase securities of other investment companies (except in the open market where no commission other than the ordinary broker's commission is paid) or to purchase or hold securities issued by other open-end investment companies (except for cash collateral received in connection with its securities lending activities and invested in the money market funds of its custodian bank).

Royce Financial Services Fund
PMF II

      Financial Services Fund and PMF II will not invest more than 15% of their net assets in illiquid securities, including those restricted securities that are illiquid. Illiquid securities include securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act") and other securities for which market quotations are not readily available. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer, a control person of the issuer or another investor holding such securities.

      A large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A under the Securities Act allows an institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Funds, however, could adversely affect the marketability of such portfolio securities, and the Funds might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A produces enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation.


            RISK FACTORS AND SPECIAL CONSIDERATIONS

Funds' Rights as Stockholders

      As noted above, no Fund may invest in a company for the purpose of exercising control of management. However, a Fund may exercise its rights as a stockholder and communicate its views on important matters of policy to management, the board of directors and/or stockholders if Royce or the Board of Trustees determine that such matters could have a significant effect on the value of the Fund's investment in the company. The activities that a Fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure  or  business  activities; seeking changes in  a  company's  board  of directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of a company or a portion of its assets; or supporting or opposing third party takeover attempts. This area of corporate activity is prone to litigation, and it is possible that a Fund could be involved in lawsuits related to such activities. Royce will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Funds and the risk of actual liability if a Fund is involved in litigation. However, no guarantee can be made that litigation against a Fund will not be undertaken or liabilities incurred.

     A Fund may, at its expense or in conjunction with others, pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if Royce and the Trust's Board of Trustees determine this to be in the best interests of a Fund's shareholders.

Securities Lending

      Each Fund may lend up to 25% of its assets to brokers, dealers and other financial institutions. Securities lending allows the Fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties that participate in a Global Securities Lending Program monitored by the Funds' custodian and who are deemed by it to be of good standing. Furthermore, such loans will be made only if, in Royce's judgment, the consideration to be earned from such loans would justify the risk.

      Royce understands that it is the current view of the staff of the Securities and Exchange Commission that a Fund may engage in such loan transactions only under the following conditions: (i) the Fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (iii) after giving notice, the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned and to any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) the Fund must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Lower-Rated (High-Risk) Debt Securities

      Each Fund may invest up to 5% of its net assets in lower-rated (high-risk) non-convertible debt securities. They may be rated from Ba to Ca by Moody's Investors Service, Inc. or from BB to D by Standard & Poor's Corporation or may be unrated. These securities have poor protection with respect to the payment of interest and repayment of principal and may be in default as to the payment of principal or interest. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-rated (high-risk) debt securities may fluctuate more than those of higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

      While the market for lower-rated (high-risk) corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield/high-risk bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated (high-risk) debt securities that defaulted rose significantly above prior levels.

      The market for lower-rated (high-risk) debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations cease to be readily available for a lower-rated (high-risk) debt security in which a Fund has invested, the security will then be valued in accordance with procedures established by the Board of Trustees. Judgment plays a greater role in valuing lower-rated (high-risk) debt securities than is the case for securities for which more external sources for quotations and last sale information are available. Adverse publicity and changing investor perceptions may affect a Fund's ability to dispose of lower-rated (high-risk) debt securities.

      Since the risk of default is higher for lower-rated (high-risk) debt securities, Royce's research and credit analysis may play an important part in managing securities of this type for the Funds. In considering such investments for the Funds, Royce will attempt to identify those issuers of lower-rated (high-risk) debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. Royce's analysis may focus on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

Foreign Investments

      Except for Financial Services Fund, which is not subject to any such limitation, each Fund may invest up to 10% of its total assets (25% for PMF II and Royce Special Equity Fund) in the securities of foreign issuers. Foreign investments involve certain risks which typically are not present in securities of domestic issuers. There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts. Foreign securities may be less liquid and may be subject to greater price volatility than domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions. Delays or problems with settlements might affect the liquidity of a Fund's portfolio. Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund's ability to realize on its investment in such securities. There is no assurance that Royce will be able to anticipate these potential events or counter their effects. Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

     Although Fund's foreign investments may be adversely affected by changes in foreign currency rates, Royce does not expect to purchase or sell foreign currencies for the Funds to hedge against declines in the U.S. dollar or to lock in the value of any foreign securities they purchase. Consequently, the risks associated with such investments may be greater than if the Fund were to engage in foreign currency transactions for hedging purposes.

     The considerations noted above are generally intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

      American Depositary Receipts (ADRs) are certificates held in trust by a bank or similar financial institution evidencing ownership of securities of a foreign-based issuer. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying foreign securities in their national markets and currencies.

      ADR facilities may be established as either unsponsored or sponsored. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Repurchase Agreements

      In a repurchase agreement, a Fund in effect makes a loan by purchasing a security and simultaneously committing to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security.

      The Funds may engage in repurchase agreements with respect to any U.S. Government security, provided that such agreements are collateralized by cash or securities issued by the U.S. Government or its agencies. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Fund in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with its custodian, State Street Bank and Trust Company, and having a term of seven days or less.


Warrants, Rights and Options

      Each Fund, other than Pennsylvania Mutual Fund, may invest up to 5% of its total assets in warrants, rights and options. A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option. These securities have no voting rights, pay no dividends and have no liquidation rights. In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.

      The sale of warrants, right or options held for more than one year generally results in a long-term capital gain or loss to the Fund, and the sale of warrants, rights or options held for one year or less generally results in a short term capital gain or loss. The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held. The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P 600.

      Investing in warrants, rights and call options on a given security allows the Fund to hold an interest in that security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index. Put options, whether on shares of common stock of a single company or on a securities market index, would permit the Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market. Thus, investing in warrants, rights and options permits the Fund to incur additional risk and/or to hedge against risk.

Portfolio Turnover

      For the year ended December 31, 1997 and the period from November 19, 1996 (commencement of operations) through December 31, 1996, PMF II's portfolio turnover rates were 77% and 1%, respectively. The Fund's portfolio turnover rate for its start-up period in 1996 was 1% because the Fund was then investing its initial cash and did no significant selling of portfolio securities during this period.

                             * * *
      Royce believes that Pennsylvania Mutual, Low-Priced Stock, Micro-Cap, GiftShares and Financial Services Funds, PMF II and Royce Special Equity Fund are suitable for investment only by persons who can invest without concern for current income, and that such Funds and Royce Premier Fund are suitable only for those who are in a financial position to assume above-average investment risks in search for long-term capital appreciation.


                    MANAGEMENT OF THE TRUST

      The following table sets forth certain information as to each Trustee and officer of the Trust:

                   Position
Name, Address and  Held         Principal Occupations During
Age                with the     Past 5 Years
                   Trust
-----------------  --------	----------------------------
                                President, Managing Director
Charles M. Royce*  Trustee,     (since April 1997), Secretary,
(58)               President    Treasurer, sole director and
1414 Avenue of     and          sole voting shareholder of
the                Treasurer    Royce & Associates, Inc.
Americas                        ("Royce"), formerly named Quest
New York, NY                    Advisory Corp., the Trust's and
10019                           its predecessors' principal
                                investment adviser; Trustee,
                                President and  Treasurer of the
                                Trust and its predecessors;
                                Director, President and
                                Treasurer of Royce Value Trust,
                                Inc. ("RVT"), Royce Micro-Cap
                                Trust, Inc. ("OTCM") (since
                                September 1993) and, Royce
                                Global Trust, Inc. ("RGT")
                                (since October 1996), closed-end
                                diversified manage-

                   Position
Name, Address and  Held         Principal Occupations During
Age                with the     Past 5 Years
                   Trust
-----------------  --------	----------------------------

                                ment investment companies of
                                which Royce is the investment
                                adviser; Trustee, President and
                                Treasurer of Royce Capital Fund
                                ("RCF") (since December 1996),
                                an open-end diversified
                                management investment company of
                                which Royce is the investment
                                adviser (the Trust, RVT, OTCM,
                                RGT and RCF collectively, "The
                                Royce Funds"); Secretary and
                                sole director and shareholder of
                                Royce Fund Services, Inc.
                                ("RFS"), formerly named Quest
                                Distributors, Inc., the
                                distributor of the Trust's
                                shares; and managing general
                                partner of  Royce Manage-ment
                                Company ("RMC"), formerly named
                                Quest Management Company, a
                                registered investment adviser,
                                and its predecessor.

Hubert L. Cafritz  Trustee      Financial consultant.
(74)
9421 Crosby Road
Silver Spring, MD
20910

Richard M. Galkin  Trustee      Private  investor and  President
(59)                            of Richard M. Galkin Associates,
5284 Boca Marina                Inc.,        tele-communications
Boca Raton, FL                  consultants.
33487

                   Trustee      President  of  The  Center   for
Stephen L. Isaacs               Health  and Social Policy  since
(58)                            September  1996;  President   of
65 Harmon Avenue                Stephen  L.  Isaacs  Associates,
Pelham, NY 10803                Consultants;  and  Director   of
                                Columbia  University Development
                                Law    and    Policy    Program;
                                Professor at Columbia University
                                until August 1996.

William L. Koke    Trustee      Registered  investment   adviser
(63)                            and   financial   planner   with
73 Pointina Road                Shoreline Financial Consultants.
Westbrook, CT
06498

David L. Meister   Trustee      Consultant to the communications
(57)                            industry since January 1993; and
111 Marquez Place               Executive  officer  of   Digital
Pacific                         Planet  Inc. from April 1991  to
Palisades, CA                   December 1992.
90272

Jack E. Fockler,   Vice         Managing  Director (since  April
Jr.* (39)          President    1997)  and Vice President (since
1414 Avenue of                  August  1993)  of Royce,  having
the                             been  employed  by  Royce  since
   Americas                     October 1989; Vice President  of
New York, NY                    RGT (since October 1996),
10019

                   Position
Name, Address and  Held         Principal Occupations During
Age                with the     Past 5 Years
                   Trust
-----------------  --------	----------------------------

                                RCF  (since December  1996)  and
                                the  other  Royce  Funds  (since
                                April  1995); Vice President  of
                                RFS  (since November 1995);  and
                                general  partner  of  RMC  since
                                July 1993.

W. Whitney         Vice         Managing  Director (since  April
George* (39)       President    1997)  and Vice President (since
1414 Avenue of                  August  1993)  of Royce,  having
the                             been  employed  by  Royce  since
   Americas                     October  1991; Trustee and  Vice
New York, NY                    President of RCF (since December
10019                           1996);  Vice  President  of  RGT
                                (since October 1996) and of  the
                                other  Royce Funds (since  April
                                1995);  and  general partner  of
                                RMC  and  its predecessor  since
                                January 1992.

Daniel A.          Vice         Vice  President of Royce  (since
O'Byrne* (35)      President    May  1994), having been employed
1414 Avenue of     and          by Royce since October 1986; and
the                Assistant    Vice  President  of  RGT  (since
   Americas        Secretary    October  1996),  of  RCF  (since
New York, NY                    December 1996) and of the  other
10019                           Royce Funds (since July 1994).

John  E. Denneen*  Secretary    Associate  General  Counsel  and
(30)                            Chief   Compliance  Officer   of
1414  Avenue   of               Royce    (since    May    1996);
the                             Secretary of RGT (since  October
  Americas                      1996),  of  RCF (since  December
New   York,    NY               1996)  and  of the  other  Royce
10019                           Funds  (since  June  1996);  and
                                Associate  of  Seward  &  Kissel
                                from 1992 to May 1996.
_______________________________________________________________________________
     *An "interested person" of the Trust and/or Royce under Section 2(a)(19) of the 1940 Act.

      All of the Trust's trustees (other than Messrs. Cafritz and Koke) are also directors/trustees of RVT, OTCM and RCF, and all of them (other than Mr. Cafritz) are also directors of RGT.

      The  Board  of  Trustees has an Audit Committee, comprised  of  Hubert  L.
Cafritz, Richard M. Galkin, Stephen L. Isaacs, William L. Koke and David L. Meister. The Audit Committee is responsible for recommending the selection and nomination of independent auditors of the Funds and for conducting post-audit reviews of their financial conditions with such auditors.


     For the year ended December 31, 1997, the following trustees and affiliated persons of the Trust received compensation from the Trust and its predecessor and/or the other funds in the group of registered investment companies comprising The Royce Funds:

                	Aggregate
                	Compensation
                	From Trust    Pension or Retirement  Total Compensation
                	and its       Benefits Accrued As     from The Royce
Name             	Predecessor   Part of Trust Expenses  Funds paid  to
							      Trustee/Directors
----			-----------   ----------------------  -----------------


Hubert L. Cafritz          $37,000           N/A  		$37,000
Trustee

Richard M. Galkin,          37,000           N/A    		 65,000
Trustee

Stephen L. Isaacs,          37,000           N/A    		 65,000
Trustee

William L. Koke,            37,000           N/A     		 38,125
Trustee

David L. Meister,           37,000           N/A      		 65,000
Trustee

John D. Diederich          106,590           $10,032       	   N/A
Director of
  Administration




                    PRINCIPAL HOLDERS OF SHARES

      As of March __, 1998, the following persons were known to the Trust to be the record or beneficial owners of 5% or more of the outstanding shares of certain of its Funds:


                         	Number     Type of    Percentage of
Fund                     	of Shares  Ownership  Outstanding Shares
----				---------  ---------  ------------------
Pennsylvania Mutual Fund
   Investment Class

Charles Schwab & Co., Inc.      [       ]    Record       [     %]
101 Montgomery Street
San Francisco, CA 94104-4122

                         	Number     Type of    Percentage of
Fund                     	of Shares  Ownership  Outstanding Shares
----				---------  ---------  ------------------

Laird Lorton Trust Company C/F  [      ]    Record     	   [     %]
Administrative Systems Inc.
Norton Building, 16th Floor
801 Second Avenue
Seattle, WA 98104-1509

Royce Premier Fund
Charles Schwab & Co., Inc.      [      ]    Record     	   [     %]
101 Montgomery Street
San Francisco, CA 94104-4122

Wheat First Securities Inc.     [      ]     Record        [      %]
Special Custody Account
FBO Fundsource
Attn. No Load Unit
P.O. Box 4798
Glen Allen, VA 23058-4798

Royce Micro-Cap Fund
Charles Schwab & Co., Inc.      [      ]     Record        [      %]
101 Montgomery Street
San Francisco, CA 94104-4122

Northern Trust TTEE             [       ]     Record        [      %]

FBO Archdiocese of Chicago
P.O. Box 92956
Chicago, IL 60675-2956

Royce Low-Priced Stock Fund
Charles Schwab & Co., Inc.      [      ]       Record       [      %]

101 Montgomery Street
San Francisco, CA 94104-4122

Royce Management Company        [      ]       Record and   [      %]
8 Soundshore Drive                             Beneficial
Greenwich, CT 06830

                         	Number     Type of    Percentage of
Fund                     	of Shares  Ownership  Outstanding Shares
----				---------  ---------  ------------------


Andrews & Company              [       ]     Record      [      %]

C/O Chase Manhattan Bank NA
1211 Avenue of the Americas
New York, NY 10036

Royce GiftShares Fund
     Investment Class

W. Whitney George , Trustee    [       ]    Record and    [       %]
The Royce 1992 GST Trust            	    Beneficial
1414 Avenue of the Americas
New York, NY 10019

Royce GiftShares Fund
     Consultant Class

John M. Dalena TR DTD 102497   [      ]       Record        [        %]
FBO Daniel F. Dalena
State Street Bank and Trust Co.
c/o Bill Sweeney
45 Garfield Avenue
Madison, NJ 07940-2707

John M. Dalena TR DTD 102497   [      ]        Record         [        %]

FBO Margaret M. Dalena
State Street Bank and Trust Co.
c/o Bill Sweeney
45 Garfield Avenue
Madison, NJ 07940-2707

Arthur Oppenheimer TR         [       ]        Record        [        %]
  DTD 102397
FBO Darren Paul Gallsrrin
State Street Bank and Trust Co. TTEE
c/o Arthur Oppenheimer
3411 Irwin Avenue, Apt. 18B
Bronx, NY 10463-3739

                         	Number     Type of    Percentage of
Fund                     	of Shares  Ownership  Outstanding Shares
----				---------  ---------  ------------------


Laurence N. Wakeman TR        [       ]      Record         [        %]
  DTD 091997
FBO Jennifer Joyce Wakeman
State Street Bank and Trust Co. TTEE
c/o Larry Wakeman
476 Sylvan Avenue
Mountain View, CA 94041-1661

Laurence N. Wakeman TR       [        ]       Record          [       %]
  DTD 091997
FBO Jeffrey Michael Wakeman
State Street Bank and Trust Co. TTEE
c/o Larry Wakeman
476 Sylvan Avenue
Mountain View, CA 94041-1661

Laurence N. Wakeman TR       [        ]        Record          [       %]
  DTD 091997
FBO Julie Anne Wakeman
State Street Bank and Trust Co. TTEE
c/o Larry Wakeman
476 Sylvan Avenue
Mountain View, CA 94041-1661

Laurence N. Wakeman TR       [        ]         Record           [       %]
  DTD 091997
FBO Jessica Marie Wakeman
State Street Bank and Trust Co. TTEE
c/o Larry Wakeman
476 Sylvan Avenue
Mountain View, CA 94041-1661

Royal Total Return Fund
Charles  Schwab & Co. Inc.   [        ]        Record            [      %]
Attn. Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4122

Royce  Financial Services Fund
Charles  M.  Royce           [         ]        Record  and      [      %]
c/o Royce Management Company                   Beneficial
8 Sound Shore Drive
Greenwich, CT 06830-7242

                         	Number     Type of    Percentage of
Fund                     	of Shares  Ownership  Outstanding Shares
----				---------  ---------  ------------------


National City Bank PA CUST     [        ]   Record        [        %]
Reed Smith Shaw & McClay PPS
FBO Scott F. Zimmerman
P.O. Box 94777
Cleveland, OH 44101-4777

Bruce   Museum  Inc.           [        ]    Record  and   [       %]
Museum Drive                                 Beneficial
Greenwich, CT 06830

Charles  Schwab & Co. Inc.      [       ]      Record      [       %]
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

PMF II
Charles Schwab & Co. Inc.       [       ]      Record      [        %]
Attn. Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA 94104-4122

Steven  F.  Fischer &          [         ]      Record     [       %]
Frederick C. Fisher Co.
TTEES U/A/D 1/1/76
Fischer Special Manufacturing
111 Industrial Road
Cold Spring, KY 41076-9020

      As of March __, 1998 all of the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of each of Pennsylvania Mutual, Royce Premier and Total Return Funds, approximately 1% of the outstanding shares of Royce Micro-Cap Fund, approximately ____% of the outstanding shares of Royce Low-Priced Stock Fund, approximately ____% of the outstanding shares of Royce GiftShares Fund, approximately ____% of the outstanding shares of Royce Financial Services Fund, approximately ___% of the outstanding shares of PMF II and 100% of the outstanding shares of Royce Special Equity Fund.


     INVESTMENT ADVISORY SERVICES

Services Provided by Royce

      As compensation for its services under the Investment Advisory Agreements with the Funds, Royce is entitled to receive the following fees:

                                   Percentage Per Annum
     Fund                     	   of Fund's Average Net Assets
     ----			   ----------------------------
     Pennsylvania Mutual Fund      1.00% of first $50,000,000,
                              	   .875% of next $50,000,000 and
                              	   .75% of any additional average net assets
     Royce Premier Fund            1.00%
     Royce Micro-Cap Fund          1.50%
     Royce Low-Priced Stock Fund   1.50%
     Royce GiftShares Fund         1.25%
     Royce Total Return Fund       1.00%
     Royce Financial Services Fund 1.50%
     PMF II                        1.00%
     Royce Special Equity Fund     1.00%

Such fees are payable monthly from the assets of the Fund involved and, in the case of Pennsylvania Mutual Fund and Royce GiftShares Fund, are allocated between the Investment and Consultant Classes of their shares based on their relative net assets.

      Under the Investment Advisory Agreements, Royce (i) determines the composition of each Fund's portfolio, the nature and timing of the changes in it and the manner of implementing such changes, subject to any directions it may receive from the Trust's Board of Trustees; (ii) provides each Fund with investment advisory, research and related services for the investment of its assets; (iii) furnishes, without expense to the Trust, the services of certain of its executive officers and full-time employees; and (iv) pays such persons' salaries and executive expenses and all expenses incurred in performing its investment advisory duties under the Investment Advisory Agreements.

     The Trust pays all administrative and other costs and expenses attributable to its operations and transactions, including, without limitation, transfer agent and custodian fees; legal, administrative and clerical services; rent for its office space and facilities; auditing; preparation, printing and distribution of its prospectuses, proxy statements, shareholders reports and notices; supplies and postage; Federal and state registration fees; Federal, state and local taxes; non-affiliated trustees' fees; and brokerage commissions.

      For each of the three years ended December 31, 1995, 1996 and 1997, as applicable, Royce received advisory fees from the Funds (net of any amounts waived by Royce) and waived advisory fees payable to it, as follows:


                             Net Advisory Fees   Amounts
                             Received by Royce   Waived by Royce
			     -----------------   ---------------
      Pennsylvania Mutual Fund
      1995   			$5,361,354         88,173
      1996                       4,104,694        198,074
      1997                       4,379,842             -

                             Net Advisory Fees   Amounts
                             Received by Royce   Waived by Royce
 			     -----------------   ---------------
      Royce Premier Fund
      1995                      $ 2,603,445           6,279
      1996                        2,838,340          65,000
      1997                        4,319,656               -

     Royce Micro-Cap Fund
     1995                      $   804,905           14,047
     1996                        1,792,264           96,036
     1997                        1,937,727          511,724

     Royce Low-Priced Stock Fund
     1995                      $      6,174          31,425
     1996                           122,045          51,828
     1997                           146,709         108,828

     Royce GiftShares Fund
     1995*                     $        0         $       86
     1996                               0              7,866
     1997                               0             19,859

     Royce Total Return Fund
     1995                      $     12,027           9,947
     1996                            12,189          28,758
     1997                           444,718          93,398

     Royce Financial Services Fund
     1995                       $         0          20,261
     1996                                 0          29,185
     1997                             4,322          28,934

     PMF II
     1996**                    $          0        $ 12,215
     1997                            84,743         114,508
__________
* December 27, 1995 (commencement of operations) to December 31, 1995 ** November 19, 1996 (commencement of operations) to December 31, 1996



     DISTRIBUTOR

      RFS, the distributor of the shares of each Fund, has its office at 1414 Avenue of the Americas, New York, New York 10019. It was organized in November 1982 and is a member of the National Association of Securities Dealers, Inc. ("NASD").

      As compensation for its services and for the expenses payable by it under the Distribution Agreement with the Trust, RFS is entitled to receive, for and from the assets of the Fund involved, a monthly fee equal to 1% per annum (consisting of an asset-based sales charge of .75% and a personal service and/or account maintenance fee of .25%) of Pennsylvania Mutual Fund's Consultant Class and of Royce GiftShares Fund's Consultant Class, respective average net assets and .25% per annum (consisting of an asset-based sales charge) of Royce GiftShares Fund's Investment Class, Royce Low-Priced Stock, Total Return and Financial Services Funds' respective average net assets. Except to the extent that they may be waived by RFS, these fees are not subject to any required reductions. RFS is also entitled to receive the proceeds of any front-end sales loads that may be imposed on purchases of shares of Pennsylvania Mutual Fund's Consultant Class and Royce GiftShares Fund's Consultant Class and of any contingent deferred sales charges that may be imposed on redemptions of such shares. Currently Royce GiftShares Fund's Consultant Class shares bear a contingent deferred sales charge which declines from 5% during the first year after purchase to 1.5% during the sixth year after purchase. No contingent deferred sales charge is imposed after the sixth year. Pennsylvania Mutual Fund's Investment Class, Royce Premier, Micro-Cap and GiftShares Funds and PMF II do not pay any fees to RFS under the Distribution Agreement.

      Under the Distribution Agreement, RFS (i) seeks to promote the sale and/or continued holding of shares of such Funds through a variety of activities, including advertising, direct marketing and servicing investors and introducing parties on an on-going basis; (ii) pays sales commissions and other fees to those broker-dealers, investment advisers and others (excluding banks) who have introduced investors to such Funds (which commissions and other fees may or may not be the same amount as or otherwise comparable to the distribution fees payable to RFS); (iii) pays the cost of preparing, printing and distributing any advertising or sales literature and the cost of printing and mailing the Funds' prospectuses to persons other than shareholders of the Funds; and (iv) pays all other expenses incurred by it in promoting the sale and/or continued holding of the shares of such Funds and in rendering such services under the Distribution Agreement. The Trust bears the expense of registering its shares with the Securities and Exchange Commission and the cost of qualifying and maintaining the qualification of its shares for sale under the securities laws of the various states.

      The Trust entered into the Distribution Agreement with RFS pursuant to a Distribution Plan which, among other things, permits each Fund that remains covered by the Plan to pay the monthly distribution fee out of its net assets. As required by Rule 12b-1 under the 1940 Act, the Plan has been approved by the shareholders of each Fund or class of shares that remains covered by the Plan and by the Trust's Board of Trustees (which also approved the Distribution Agreement pursuant to which the distribution fees are paid), including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement.

     In approving the Plan, the Trustees, in accordance with the requirements of Rule 12b-1, considered various factors (including the amount of the distribution fees) and determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders or class of shareholders.

      The Plan may be terminated as to any Fund or class of shares by vote of a majority of the non-interested Trustees who have no direct or indirect financial interest in the Plan or in the Distribution Agreement or by vote of a majority of the outstanding voting securities of such Fund or class. Any change in the Plan that would materially increase the distribution cost to a Fund or class of shares requires approval by the shareholders of such Fund or class; otherwise, the Plan may be amended by the Trustees, including a majority of the non-interested Trustees, as described above.

      The Distribution Agreement may be terminated as to any Fund or class of shares at any time on 60 days' written notice and without payment of any penalty by RFS, by the vote of a majority of the outstanding voting securities of such Fund or class or by the vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related thereto.

      The Distribution Agreement and the Plan, if not sooner terminated in accordance with their terms, will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party and who have no direct or indirect financial interest in the Plan or the Agreement and (ii) either by the vote of a majority of the outstanding voting securities of the Fund or class of shares involved or by the vote of a majority of the entire Board of Trustees.

     While the Plan is in effect, the selection and nomination of those Trustees who are not interested persons of the Trust will be committed to the discretion of the Trustees who are not interested persons.

     RFS has temporarily waived the distribution fees payable to it by Royce Low-Priced Stock, Total Return and Financial Services Fund and PMF II.

      No trustee of the Trust who was not an interested person of the Trust had any direct or indirect financial interest in the operation of the Plan or the Distribution Agreement. Charles M. Royce, an interested person of the Trust, Royce and RFS, had such an interest.

      Under the Rules of Fair Practice of the NASD, the front-end sales loads, asset-based sales charges and contingent deferred sales charges payable by any Fund and/or the shareholders thereof to RFS are limited to (i) 6.25% of total new gross sales occurring after July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum, increased by (ii) 6.25% of total new gross sales occurring after such Fund first adopted the Plan until July 7, 1993 plus interest charges on such amount at the prime rate plus 1% per annum less any front-end, asset-based or deferred sales charges on such sales or net assets resulting from such sales.


                           CUSTODIAN

      State Street Bank and Trust Company ("State Street") is the custodian for the securities, cash and other assets of each Fund and the transfer agent and dividend disbursing agent for the shares of each Fund, but it does not participate in any Fund's investment decisions. The Trust has authorized  State  Street  to  deposit certain domestic  and  foreign  portfolio securities in several central depository systems and to use foreign sub-custodians for certain foreign portfolio securities, as allowed by Federal law. State Street's main office is at 225 Franklin Street, Boston, Massachusetts 02107. All mutual fund transfer, dividend disbursing and shareholder service activities are performed by State Street's agent, National Financial Data Services, at 1004 Baltimore, Kansas City, Missouri 64105.

      State Street is responsible for the calculation of each Fund's daily net asset value per share and for the maintenance of its portfolio and general accounting records and also provides certain shareholder services.

                    INDEPENDENT ACCOUNTANTS

      Coopers & Lybrand L.L.P., whose address is One Post Office Square, Boston, Massachusetts 02109, are the independent accountants of the Trust.

                    PORTFOLIO TRANSACTIONS

     Royce is responsible for selecting the brokers who effect the purchases and sales of each Fund's portfolio securities. No broker is selected to effect a securities transaction for a Fund unless such broker is believed by Royce to be capable of obtaining the best price and execution for the security involved in the transaction. Best price and execution is comprised of several factors, including the liquidity of the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained. In addition to considering a broker's execution capability, Royce generally considers the brokerage and research services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. Such services may include general economic research, market and statistical information, industry and technical research, strategy and company research and performance measurement and may be written or oral. Brokers that provide both research and execution services are generally paid higher commissions than those paid to brokers who do not provide such research and execution services. Royce determines the overall fairness of brokerage commissions paid, after considering the amount another broker might have charged for effecting the transaction and the value placed by Royce upon the brokerage and/or research services provided by such broker, viewed in terms of either that particular transaction or Royce's overall responsibilities with respect to its accounts.

      Royce is authorized, in accordance with Section 28(e) of the Securities Exchange Act of 1934 and under its Investment Advisory Agreements with the Trust, to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and research services provided by the broker.

      Brokerage and research services furnished by brokers through whom a Fund effects securities transactions may be used by Royce in servicing all of its accounts and those of RMC, and not all of such services may be used by Royce in connection with the Trust or any one of its Funds.

      Royce may also place a Fund's brokerage business with firms which promote the sale of the Funds' shares, consistent with achieving the best price and execution. In no event will a Fund's brokerage business be placed with RFS.

      Even though investment decisions for each Fund are made independently from those for the other Funds and the other accounts managed by Royce and RMC, securities of the same issuer are frequently purchased, held or sold by more than one Royce/RMC account because the same security may be suitable for all of them. When the same security is being purchased or sold for more than one Royce/RMC account on the same trading day, Royce seeks to average the transactions as to price and allocate them as to amount in a manner believed to be equitable to each. Such purchases and sales of the same security are generally effected pursuant to Royce/RMC's Trade Allocation Guidelines and Procedures. Under such Guidelines and Procedures, unallocated orders are placed with and executed by broker-dealers during the trading day. The securities purchased or sold in such transactions are then allocated to one or more of Royce's and RMC's accounts at or shortly following the close of trading, using the average net price obtained. Such allocations are done based on a number of judgmental factors that Royce and RMC believe should result in fair and equitable treatment to those of their accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained for a Fund.

      During each of the three years ended December 31, 1995, 1996 and 1997, the Funds paid brokerage commissions as follows:

Fund                     		1995        1996    	1997
----					----	    ----	----
Pennsylvania   Mutual  Fund             $683,334   $935,022 	$375,095
Royce Premier Fund      		 419,040    429,150      583,759
Royce Micro-Cap Fund    		 117,909    295,737      246,667
Royce Low-Priced Stock Fund               22,645    114,456      100,845
Royce GiftShares Fund          		     760*     3,555        8,178
Royce Total Return Fund                    6,117     21,379      127,534
Royce Financial Services Fund              6,199      6,872        5,511
PMFII                         		    -        29,490**     66,857
______________

* For the period from December 27, 1995 (commencement of operations) to December 31, 1995
** For the period from November 19, 1996 (commencement of operations) to December 31, 1996

      For the year ended December 31, 1997, the aggregate amount of brokerage transactions of each Fund having a research component and the amount of commissions paid by each Fund for such transactions were as follows:

                        Aggregate Amount of
                        Brokerage Transactions 	       Commissions Paid
Fund                    Having a Research Component    For Such Transactions
----			---------------------------    ---------------------
Pennsylvania Mutual Fund     $ 49,578,098  		$  152,535
Royce Premier Fund             68,332,674            	   214,659
Royce Micro-Cap Fund           15,195,902                   63,715
Royce Low-Priced Stock Fund     3,306,908		    20,800
Royce GiftShares Fund             553,720                    1,871
Royce Total Return Fund        16,634,611                   51,345
Royce Financial Services Fund     932,935		     2,381
PMF II                          5,566,684        	    19,318
_________________

* For the period from November 19, 1996 (commencement of operations) to December 31, 1996


               CODE OF ETHICS AND RELATED MATTERS

       Royce, RFS, RMC and The Royce Funds have adopted a Code of Ethics under which directors, officers, employees and partners of Royce, RFS and RMC ("Royce-related persons") and interested trustees/directors, officers and employees of The Royce Funds are prohibited from personal trading in any security which is then being purchased or sold or considered for purchase or sale by a Royce Fund or any other Royce or RMC account. Such persons are permitted to engage in other personal securities transactions if (i) the securities involved are United States Government debt securities, municipal debt securities, money market instruments, shares of affiliated or non-affiliated registered open-end investment companies or shares acquired from an issuer in a rights offering or under an automatic dividend reinvestment or employer-sponsored automatic payroll -deduction cash purchase plan or (ii) they first obtain permission to trade from Royce's Compliance Officer and an executive officer of Royce. The Code contains standards for the granting of such permission, and it is expected that permission to trade will be granted only in a limited number of instances.

      Royce's and RMC's clients include several private investment companies in which Royce or RMC has (and, therefore, Charles M. Royce, Jack E. Fockler, Jr. and/or W. Whitney George may be deemed to beneficially own) a share of up to 15% of the company's realized and unrealized net capital gains from securities transactions, but less than 5% of the company's equity interests. The Code of Ethics does not restrict transactions effected by Royce or RMC for such private investment company accounts. Transactions for such private investment company accounts are subject to Royce's and RMC's allocation policies and procedures. See "Portfolio Transactions".

     As of March __, 1998, Royce-related persons, interested trustees/directors, officers and employees of The Royce Funds and members of their immediate families beneficially owned shares of The Royce Funds having a total value of approximately $[ ] million, and Royce's and RMC's equity interests in Royce
related private investment companies totalled approximately $[   ]  million.

PRICING OF SHARES BEING OFFERED

      The purchase and redemption price of each Fund's shares is based on the Fund's current net asset value per share. See "Net Asset Value Per Share" in the Funds' Prospectuses.

      As set forth under "Net Asset Value Per Share", the Funds' custodian determines the net asset value per share of each Fund at the close of regular trading on the New York Stock Exchange on each day that the Exchange is open. The Exchange is open on all weekdays which are not holidays. Thus, it is closed on Saturdays and Sundays and on New Year's Day, Martin Luther King Day,
Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                      REDEMPTIONS IN KIND

      It is possible that conditions may arise in the future which would, in the judgment of the Board of Trustees or management, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, payment may be made in portfolio securities or other property of the Fund. However, the Trust has obligated itself under the 1940 Act to redeem for cash all shares presented for redemption by any one shareholder up to $250,000 (or 1% of the Trust's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions would be selected by Royce and valued at the same value assigned to them in computing the net asset value per share for purposes of such redemption. Shareholders receiving such securities would incur brokerage costs when these securities are sold.

                            TAXATION

      Each Fund has qualified and intends to remain qualified each year for the tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and the diversification of its assets.

     By so qualifying, a Fund will not be subject to Federal income taxes to the extent that its net investment income and capital gain net income are distributed, so long as the Fund distributes, as ordinary income dividends, at least 90% of its investment company taxable income.

     A non-deductible 4% excise tax will be imposed on a Fund to the extent that the Fund does not distribute (including by declaration of certain dividends), during each calendar year, (i) 98% of its ordinary income for such calendar year, (ii) 98% of its capital gain net income for the one-year period ending
October 31 of such calendar year (or the Fund's actual taxable year ending December 31, if elected) and (iii) certain other amounts not distributed in previous years. To avoid the application of this tax, each Fund intends to distribute substantially all of its net investment income and capital gain net income at least annually to its shareholders.

     Each Fund maintains accounts and calculates income by reference to the U.S. dollar for U.S. Federal income tax purposes. Investments calculated by reference to foreign currencies will not necessarily correspond to a Fund's distributable income and capital gains for U.S. Federal income tax purposes as a result of fluctuations in foreign currency exchange rates. Furthermore, if any exchange control regulations were to apply to a Fund's investments in foreign securities, such regulations could restrict that Fund's ability to repatriate investment income or the proceeds of sales of securities, which may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and avoid the 4% excise tax.

      Income earned or received by a Fund from investments in foreign securities may be subject to foreign withholding taxes unless a withholding exemption is provided under an applicable treaty. Any such taxes would reduce that Fund's cash available for distribution to shareholders. It is currently anticipated that none of the Funds will be eligible to elect to "pass through" such taxes to their shareholders for purposes of enabling them to claim foreign tax credits or other U.S. income tax benefits with respect to such taxes.

      If a Fund invests in stock of a so-called passive foreign investment company ("PFIC"), such Fund may be subject to Federal income tax on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The amount so allocated to any taxable year of the Fund prior to the taxable year in which the excess distribution or disposition occurs would be taxed to the Fund at the highest marginal income tax rate in effect for such years, and the tax would be further increased by an interest charge. The amount allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to shareholders.

      In lieu of being taxable in the manner described above, a Fund may be able to elect to include annually in income its pro rata share of the ordinary earnings and net capital gain (whether or not distributed) of the PFIC. In order to make this election, the Fund would be required to obtain annual information from the PFICs in which it invests, which in many cases may be difficult to obtain. Alternatively, if eligible, the Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. In the event that the Fund makes a mark to market election for the current taxable year, then any resulting gain would be reported as ordinary income, and any resulting loss would not be recognized. However, if such election is made for any taxable year beginning after December 31, 1997, then any resulting gain or loss is reportable as ordinary income or loss. The Fund may make either of these elections with respect to its investments (if any) in PFICs.

      Investments of a Fund in securities issued at a discount or providing for deferred interest payments or payments of interest in kind (which investments are subject to special tax rules under the Code) will affect the amount, timing and character of distributions to shareholders. For example, a Fund which acquires securities issued at a discount will be required to accrue as ordinary income each year a portion of the discount (even though the Fund may not have received cash interest payments equal to the amount included in income) and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

Distributions

      For Federal income tax purposes, distributions by each Fund from net investment income and from any net realized short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Ordinary income generally cannot be offset by capital losses. For corporate shareholders, distributions of net investment income (but not distributions of short-term capital gains) may qualify in part for the 70% dividends received deduction for purposes of determining their regular taxable income. (However, the 70% dividends received deduction is not allowable in determining a corporate shareholder's alternative minimum taxable income.) The amount qualifying for the dividends received deduction generally will be limited to the aggregate dividends received by the Fund from domestic corporations. The dividends received deduction for corporate shareholders may be further reduced or eliminated if the shares with respect to which dividends are received by the Fund are treated as debt-financed or are deemed to have been held for fewer than 46 days, during a 90 day period beginning 45 days before and ending 45 days after the Fund is entitled to receive such dividends, or under other generally applicable statutory limitations.

     So long as a Fund qualifies as a regulated investment company and satisfies the 90% distribution requirement, distributions by such Fund from net capital gains will be taxable, whether received in cash or reinvested in Fund shares and regardless of how long a shareholder has held his or its Fund shares. Such distributions are not eligible for the dividends received deduction. Capital gain distributions by the Fund, although fully includible in income currently are taxed at a lower maximum marginal Federal income tax rate than ordinary income in the case of non-corporate shareholders. Such long term capital gains are generally taxed at maximum marginal rates of either 28% or 20% depending, in part, on the holding period and the date of sale of the Fund's investments which generated the related gains.

      Distributions by a Fund in excess of its current and accumulated earnings and profits will reduce a shareholder's basis in Fund shares (but, to that extent, will not be taxable) and, to the extent such distributions exceed the shareholder's basis, will be taxable as capital gain assuming the shareholder holds Fund shares as capital assets.

      A distribution will be treated as paid during a calendar year if it is declared in October, November or December of the year to shareholders of record in such month and paid by January 31 of the following year. Such distributions will be taxable to such shareholders as if received by them on December 31, even if not paid to them until January. In addition, certain other distributions made after the close of a taxable year of a Fund may be "spilled back" and treated as paid by the Fund (other than for purposes of avoiding the 4% excise tax) during such year. Such dividends would be taxable to the shareholders in the taxable year in which the distribution was actually made by the Fund.

      The Trust will send written notices to shareholders regarding the amount and Federal income tax status as ordinary income or capital gain of all distributions made during each calendar year.

Back-up Withholding/Withholding Tax

      Under the Code, certain non-corporate shareholders may be subject to 31% withholding on reportable dividends, capital gains distributions and redemption payments ("back-up withholding"). Generally, shareholders subject to back-up withholding will be those for whom a taxpayer identification number and certain required certifications are not on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. In addition, the Trust is required to withhold from distributions to any shareholder who does not certify to the Trust that such shareholder is not subject to back-up withholding due to notification by the Internal Revenue Service that such shareholder has under-reported interest or dividend income. When establishing an account, an investor must certify under penalties of perjury that such investor's taxpayer identification number is correct and that such investor is not subject to or is exempt from back-up withholding.

      Ordinary income distributions paid to shareholders who are non-resident aliens or which are foreign entities will be subject to 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-U.S. shareholders are urged to consult their own tax advisers concerning the United States tax consequences to them of investing in a Fund.


Timing of Purchases and Distributions

     At the time of an investor's purchase, a Fund's net asset value may reflect undistributed income or capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to the investor of such amounts, although it may in effect constitute a return of his or its investment in an economic sense, would be taxable to the shareholder as ordinary income or capital gain as described above. Investors should carefully consider the tax consequences of purchasing Fund shares just prior to a distribution, as they will receive a distribution that is taxable to them.


Sales or Redemptions of Shares

     Gain or loss recognized by a shareholder upon the sale, redemption or other taxable disposition of Fund shares (provided that such shares are held by the shareholder as a capital asset) will be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized on the sale or exchange. For taxable dispositions of shares after July 28, 1997, gains for noncorporate shareholders will be taxed at a maximum Federal rate of 20% (long-term rate) for shares held for more than 18 months; 28% (mid-term rate) for shares held for more than 12 months but for 18 months or less; and 39.6% (short-term rate) for shares held for 12 months or less. For regular corporations, the maximum Federal rate on all income is 35%. A loss will be disallowed to the extent that the shares disposed of are replaced (including by receiving Fund shares upon the reinvestment of distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the sale of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. A loss recognized upon the sale, redemption or other taxable disposition of shares held for 6 months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received with respect to such shares. A shareholder's exchange of shares between Funds will be treated for tax purposes as a redemption of the Fund shares surrendered in the exchange, and may result in the shareholder's recognizing a taxable gain or loss.

                            *  *  *

      The foregoing relates to Federal income taxation. Distributions, as well as any gains from a sale, redemption or other taxable disposition of Fund shares, also may be subject to state and local taxes. Under current law, so long as each Fund qualifies for the Federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Delaware.

      Investors are urged to consult their own tax advisers regarding the application to them of Federal, state and local tax laws.


Royce GiftShares Fund

     Gift Taxes

      An investment in Royce GiftShares Fund may be a taxable gift for Federal tax purposes, depending upon the options selected and other gifts that the Donor and his or her spouse may make during the year.

      If the Donor selects the Withdrawal Option, the entire amount of the gift will be a "present interest" that qualifies for the Federal annual gift tax exclusion. In that case, the Donor will be required to file a Federal gift tax return for the year of the gift only if he or she makes gifts (including the gift of Fund shares) totaling more than the amount of the Federal annual gift tax exclusion (currently, $10,000) or, if the Donor elects to have any gifts by his or her spouse treated as made by him or her, to the same individual during that year or if he or she makes any gift of a future interest during that year. The Trustee will notify the Beneficiary of his or her right of withdrawal promptly following any investment in the Fund under the Withdrawal Option.

     If the Donor selects the Accumulation Option, the entire amount of the gift will be a "future interest" for Federal gift tax purposes, so that none of the gift will qualify for the Federal annual gift tax exclusion. Consequently, the Donor will have to file a Federal gift tax return IRS (Form 709) reporting the entire amount of the gift, even if the gift is less than $10,000.

      No Federal gift tax will be payable by the Donor until his or her cumulative taxable gifts (i.e., gifts other than those qualifying for the annual exclusion or other exclusions) exceed the Federal gift and estate tax applicable exclusion amount (currently $625,000 in 1998, $650,000 in 1999 and eventually in uneven stages, to $1,000,000 in 2006). Any gift of Fund shares that does not qualify as a present interest will reduce the amount of the Federal gift and estate tax exemption that would otherwise be available for future gifts or to the Donor's estate. All gifts of Fund shares qualify for "gift splitting" with the Donor's spouse, meaning that the Donor and his or her spouse may elect to treat the gift as having been made one-half by each of them.

     The Donor's gift of Fund shares may also have to be reported for state gift tax purposes, if the state in which the Donor resides imposes a gift tax. Many states do not impose such a tax. Some of those that do, follow the Federal rules concerning the types of transfers subject to tax and the availability of the annual exclusion.

     Generation-Skipping Transfer Taxes

      If the Beneficiary of a gift of Royce GiftShares Fund shares is a grandchild or more remote descendant of the Donor or is assigned, under Federal tax law, to the generation level of the Donor's grandchildren or more remote descendants, any part of the gift that does not qualify for the Federal annual gift tax exclusion will be a taxable transfer for purposes of the Federal generation-skipping transfer tax ("GST tax"). The Donor may protect these gifts from the GST tax by allocating his or her GST exemption until his or her cumulative gifts (other than certain gifts qualifying for the annual exclusion or other exclusions) to individuals assigned, under Federal tax law, to the generation level of the Donor's grandchildren or more remote descendants exceed the GST tax exemption (currently, $1,000,000). The tax rate on transfers subject to GST tax is the maximum Federal estate tax rate (currently, 55%). Gifts subject to GST tax, whether or not covered by the GST tax exemption, must be reported on the Donor's Federal gift tax return. Whether, and the extent to which, an investment in Royce GiftShares Fund will qualify for the Federal annual gift tax exclusion will depend upon the options selected and other gifts that the Donor and his or her spouse may have made during the year. See "Gift Taxes" above.

     Income Taxes

      The Internal Revenue Service has taken the position in recent rulings that a trust beneficiary who is given a power of withdrawal over contributions to the trust should be treated as the "owner" of the portion of the trust that was subject to the power for Federal income tax purposes. Accordingly, if the Donor selects the Withdrawal Option, the Beneficiary may be treated as the "owner" of all of the Fund shares in the account for Federal income tax purposes, and will be required to report all of the income and capital gains earned in the Trust on his or her personal Federal income tax return. The Trust will not pay Federal income taxes on any of the Trust's income or capital gains. The Trustee will prepare and file the Federal income tax information returns that are required each year (and any state income tax returns that may be required), and will send the Beneficiary a statement following each year showing the amounts (if any) that the Beneficiary must report on his or her income tax returns for that year. If the Beneficiary is under fourteen years of age, these amounts may be subject to Federal income taxation at the marginal rate applicable to the Beneficiary's parents. The Beneficiary will have the option to require the Trustee to pay him or her a portion of the Trust's income and capital gains annually to provide funds with which to pay any resulting income taxes, which the Trustee will do by redeeming Fund shares. The amount distributed will be a fraction of the Trust's ordinary income and short-term capital gains "intermediate term" (12 to 18 month holding period) capital gains and long-term capital gains equal to the highest marginal Federal income tax rate imposed on each type of income (currently, 39.6%, 28% and 20%, respectively). If the Beneficiary selects this option, he or she will receive those fractions of his or her Trust's income and capital gains annually for the duration of the Trust.

      Under the Withdrawal Option, the Beneficiary will also be able to require the Trustee to pay his or her tuition, room and board and other expenses of his or her college or post-graduate education (subject, in certain instances, to approval by the Beneficiary's Representative), and the Trustee will raise the cash necessary to fund these distributions by redeeming Fund shares. Any such redemption will result in the realization of capital gain or loss on the shares redeemed, which will be reportable by the Beneficiary on his or her income tax returns for the year in which the shares are redeemed, as described above.

      If the Donor selects the Accumulation Option, the Trust that he or she creates will be subject to Federal income tax on all income and capital gains earned by the Trust, less a $100 annual exemption (in lieu of the personal exemption allowed to individuals). The amount of the tax will be determined under the tax rate schedule applicable to estates and trusts, which is more sharply graduated than the rate schedule for individuals, reaching the same maximum marginal rate for ordinary income (currently, 39.6%), but at a much lower taxable income level (for 1997, $8,100) than would apply to an individual. It is anticipated, however, that most of the income generated by Fund shares will be long-term capital gains, on which the Federal income tax rate is currently limited to 20%. The Trustee will raise the cash necessary to pay any Federal or state income taxes by redeeming Fund shares. The Beneficiary will not pay Federal income taxes on any of the Trust's income or capital gains, except those earned in the year when the Trust terminates. The Trustee will prepare and file all Federal and state income tax returns that are required each year, and will send the Beneficiary an information statement for the year in which the Trust terminates showing the amounts (if any) that the Beneficiary must report on his or her Federal and state income tax returns for that year.

      When the Trust terminates, the distribution of the remaining Fund shares held in the Trust to the Beneficiary will not be treated as a taxable disposition, and no capital gain or loss will be realized by the Beneficiary (or, if he or she has died, by his or her estate) at that time. Any Fund shares received by the Beneficiary will have the same cost basis as they had in the Trust at the time of termination. Any Fund shares received by the Beneficiary's estate will have a basis equal to the value of the shares at the Beneficiary's death (or the alternative valuation date for Federal estate tax purposes, if elected).

     Consultation With Qualified Tax Adviser

      Due to the complexity of Federal and state gift, GST and income tax laws pertaining to all gifts in trust, prospective Donors should consider consulting with an attorney or other qualified tax adviser before investing in Royce GiftShares Fund.


                    DESCRIPTION OF THE TRUST

Trust Organization

      The Trust was organized in April 1996 as a Delaware business trust. It is the successor by mergers to The Royce Fund, a Massachusetts business trust (the "Predecessor"), and Pennsylvania Mutual Fund, a Delaware business trust. The mergers were effected on June 28, 1996, under an Agreement and Plan of Merger pursuant to which the Predecessor and Pennsylvania Mutual Fund merged into the Trust, with each Fund of the Predecessor and Pennsylvania Mutual Fund becoming an identical counterpart series of the Trust, Royce and RE&A continuing as the Funds' investment advisers under their pre-merger Investment Advisory Agreements and RFS continuing as the Trust's distributor. A copy of the Trust's Certificate of Trust is on file with the Secretary of State of Delaware, and a copy of its Trust Instrument, its principal governing document, is available for inspection by shareholders at the Trust's office in New York.

      The Trust has an unlimited authorized number of shares of beneficial interest, which may be divided into an unlimited number of series and/or classes without shareholder approval. (Each Fund, other than Pennsylvania Mutual Fund, presently has only one class of shares.) All shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares). Shares vote by individual series and/or class except as otherwise required by the 1940 Act or when the Trustees determine that the matter affects shareholders of more than one series and/or class.

     Pennsylvania Mutual Fund and Royce GiftShares Fund each have two classes of shares, an Investment Class and a Consultant Class. The shares of each class represent a pari passu interest in such Fund's investment portfolio and other assets and have the same redemption and other rights.

      On  June  17, 1997, Pennsylvania Mutual Fund and Royce Total  Return  Fund
acquired all of the assets and assumed all of the liabilities of Royce Value Fund and Royce Equity Income Fund, respectively. The acquisitions were accomplished by exchanging shares of Pennsylvania Mutual Fund's Consultant Class and of Royce Total Return Fund equal in value to the shares of Royce Value Fund and Royce Equity Income Fund owned by each of their respective shareholders.

      On November 25, 1997, Royce Global Services Fund changed its investment objective and, in connection therewith, its name to Royce Financial Services Fund.

      Each of the Trustees currently in office were elected by the Predecessor's shareholders. There will normally be no meeting of shareholders for the election of Trustees until less than a majority of such Trustees remain in office, at which time the Trustees will call a shareholders meeting for the election of Trustees. In addition, Trustees may be removed from office by written consents signed by the holders of a majority of the outstanding shares of the Trust and filed with the Trust's custodian or by a vote of the holders of a majority of the outstanding shares of the Trust at a meeting duly called for this purpose upon the written request of holders of at least 10% of the Trust's outstanding shares. Upon the written request of 10 or more shareholders of the Trust, who have been shareholders for at least 6 months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that such shareholders wish to communicate with the Trust's other shareholders for the purpose of obtaining the necessary signatures to demand a meeting to consider the removal of a Trustee, the Trust is required (at the expense of the requesting shareholders) to provide a list of its shareholders or to distribute appropriate materials. Except as provided above, the Trustees may continue to hold office and appoint their successors.

      The trustee of the Royce GiftShares Fund trusts will send notices of meetings of Royce GiftShares Fund shareholders, proxy statements and proxies for such meetings to the trusts' beneficiaries to enable them to attend the meetings in person or vote by proxies. It will vote all GiftShares Fund shares held by it which are not present at the meetings and for which no proxies are returned in the same proportions as GiftShares Fund shares for which proxies are returned.

      Shares are freely transferable, are entitled to distributions as declared by the Trustees and, in liquidation of the Trust, are entitled to receive net assets of their series and/or class. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

Shareholder Liability

      Generally, shareholders will not be personally liable for the obligations of their Fund or of the Trust under Delaware law. The Delaware Business Trust Act provides that a shareholder of a Delaware business trust is entitled to the same limited liability extended to stockholders of private corporations for profit organized under the Delaware General Corporation Law. No similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in those states,  the  courts  may not apply Delaware law and may thereby  subject  Trust shareholders to liability. To guard against this possibility, the Trust Instrument (i) requires that every written obligation of the Trust contain a statement that such obligation may be enforced only against the Trust's assets (however, the omission of this disclaimer will not operate to create personal liability for any shareholder); and (ii) provides for indemnification out of Trust property of any Trust shareholder held personally liable for the Trust's obligations. Thus, the risk of a Trust shareholder incurring financial loss beyond his investment because of shareholder liability is limited to circumstances in which: (i) a court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself would be unable to meet its obligations. In light of Delaware law, the nature of the Trust's business and the nature of its assets, management believes that the risk of personal liability to a Trust shareholder is extremely remote.


                        PERFORMANCE DATA

      The Funds' performances may be quoted in various ways. All performance information supplied for the Funds is historical and is not intended to indicate future returns. Each Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of a Fund's shares when redeemed may be more or less than their original cost.

Total Return Calculations

      Total returns quoted reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions and any change in the Fund's net asset value per share (NAV) over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

      In addition to average annual total returns, a Fund's unaveraged or cumulative total returns, reflecting the simple change in value of an investment over a stated period, may be quoted. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share prices) in order to illustrate the relationship of these factors and their contributions to total return. Total returns and other performance information may be quoted numerically or in a table, graph or similar illustration.


Historical Fund Results

      The following table shows certain of the Funds' total returns for the periods indicated. Such total returns reflect all income earned by each Fund, any appreciation or depreciation of the assets of such Fund and all expenses incurred by such Fund for the stated periods. The table compares the Funds' total returns to the records of the Russell 2000 Index (Russell 2000) and Standard & Poor's 500 Composite Stock Price Index (S&P 500) over the same periods. The comparison to the Russell 2000 shows how the Funds' total returns compared to the record of a broad index of small capitalization stocks. The S&P 500 comparison is provided to show how the Funds' total returns compared to the record of a broad average of common stock prices over the same period. The Funds have the ability to invest in securities not included in the indices, and their investment portfolios may or may not be similar in composition to the indices. Figures for the indices are based on the prices of unmanaged groups of stocks, and, unlike the Funds, their returns do not include the effect of paying brokerage commissions and other costs and expenses of investing in a mutual fund.


                                 Period Ended
Fund                             December 31, 1997         Russell 2000  S&P 500
----				 -----------------	   ------------	 -------
Pennsylvania Mutual Fund  (Investment Class)
1 Year Total Return               	       25.0%          	22.4%      33.4%
5 Year Average Annual Total Return             13.1       	16.4   	   20.3
10 year Average Annual Total Return            13.8       	15.8       18.1

Royce Premier Fund
1 Year Total Return             	       18.4%          	22.4%      33.4%
5 Year Average Annual Total Return     	       15.2       	16.4   	   20.3
Average Annual Total Return since 12-31-91     ____%      	____%      ____%
(commencement of operations)

Royce Micro-Cap Fund
1 Year Total Return             		24.7%           22.4%      33.4%
5 Year Average Annual Total Return             	17.1       	16.4   	   20.3
Average Annual Total Return since 12-31-91     ____%      	____%  	   ____%
(commencement of operations)

                                 Period Ended
Fund                             December 31, 1997         Russell 2000  S&P 500
----				 -----------------	   ------------	 -------
Royce Low-Priced Stock Fund
1 Year Total Return             		19.5%          22.4%      33.4%
Average Annual Total Return since 12-15-93      16.5           16.6       23.0
(commencement of operations)

Royce Total Return Fund
1 Year Total Return             		23.7%          22.4%      33.4%
Average Annual Total Return since 12-15-93      19.7           16.6   	  23.0
(commencement of operations)

Royce Financial Services Fund
1 Year Total Return             	        19.4%          22.4%      33.4%
Average Annual Total Return since 12-15-94      18.6           23.5   	  31.1
(commencement of operations)

Royce GiftShares Fund (Investment Class)
1 Year Total Return             		26.0%          22.4%      33.4%
Average Annual Total Return since 12-27-95      25.7           19.8       28.1
(commencement of operations)

PMF II
1 Year Total Return                    		____%           ____%      ___%
Average Annual Total Return since  _____        ____%           ____%      ___%
(commencement of operations)

      During the applicable period ended December 31, 1997, a hypothetical $10,000 investment in certain of the Funds would have grown as indicated below, assuming all distributions were reinvested:

Fund/Period Commencement Date      Hypothetical Investment at December 31, 1997
-----------------------------      --------------------------------------------
Pennsylvania Mutual Fund (12-31-77)           $200,856
Royce Premier Fund (12-31-91)                   23,461
Royce Micro-Cap Fund (12-31-91)                 28,426
Royce Low-Priced Stock Fund (12-15-93)          18,551
Royce Total Return Fund (12-15-93)              20,698
Royce Financial Services Fund (12-15-94)        16,790
Royce GiftShares Fund (12-27-95)                15,584
PMF II                                            --
						------

       The Funds' performances may be compared in advertisements to the performance of other mutual funds in general or to the performance of particular types of mutual funds, especially those with similar investment objectives. Such comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of registered investment companies. The Funds' rankings by Lipper for the one year period ended December 31, 1997 were:

     Fund                     Lipper Ranking
     ----		      --------------

Pennsylvania Mutual Fund      163 out of 470 small company growth funds
Royce Premier Fund            298 out of 470 small company growth funds
Royce Micro-Cap Fund           21 out of 34 micro-cap funds
Royce Low-Priced Stock Fund   271 out of 470 small company growth funds
Royce Total Return Fund       186 out of 470 small company growth funds
Royce Financial Services Fund  35 out of 190 global funds
Royce GiftShares Fund         148 out of 470 small company growth funds
PMF II                        ___ out of ___ funds

Money market funds and municipal funds are not included in the Lipper survey. The Lipper performance analysis ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees payable by shareholders into consideration and is prepared without regard to tax consequences.

      The Lipper General Equity Funds Average can be used to show how the Funds' performances compare to a broad-based set of equity funds. The Lipper General Equity Funds Average is an average of the total returns of all equity funds (excluding international funds and funds that specialize in particular industries or types of investments) tracked by Lipper. As of December 31, 1997, the average included 248 capital appreciation funds, 944 growth funds, 284 mid-cap funds, 566 small company growth funds, 43 micro-cap funds, 710 growth and income funds, 208 equity income funds and 85 S&P Index objective funds. Capital appreciation, growth and small company growth funds usually invest principally in common stocks, with long-term growth as a primary goal. Growth and income and equity income funds tend to be more conservative in nature and usually invest in a combination of common stocks, bonds, preferred stocks and other income-producing securities. Growth and income and equity income funds generally seek to provide their shareholders with current income as well as growth of capital, unlike growth funds which may not produce income. S&P 500 Index objective funds seek to replicate the performance of the S&P 500.

      The Lipper Growth & Income Fund Index can be used to show how the Total Return Fund's performance compares to a set of growth and income funds. The
Lipper Growth & Income Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest qualifying funds within Lipper's growth and income investment objective category.

      The Lipper Global Fund Index can be used to show how the Global Services Fund's performance compares to a set of global funds. The Lipper Global Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the 30 largest qualifying funds in Lipper's global investment objective category.

      Ibbotson Associates (Ibbotson) provides historical returns of the capital markets in the United States. The Funds' performance may be compared to the long-term performance of the U.S. capital markets in order to demonstrate general long-term risk versus reward investment scenarios. Performance comparisons could also include the value of a hypothetical investment in common stocks, long-term bonds or U.S. Treasury securities. Ibbotson calculates total returns in the same manner as the Funds.

       The capital markets tracked by Ibbotson are common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, U.S. Treasury bills and the U.S. rate of inflation. These capital markets are based on the returns of several different indices. For common stocks, the S&P 500 is used. For small capitalization stocks, return is based on the return achieved by Dimensional Fund Advisors
(DFA) U.S. 9-10 Small Company Fund. This fund is a market-value-weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile. As of November 30, 1997, DFA U.S. 9-10 Small Company Fund contained approximately 2,881 stocks, with a median market capitalization of about $142 million.

      The S&P 500 is an unmanaged index of common stocks frequently used as a general measure of stock market performance. The Index's performance figures reflect changes of market prices and quarterly reinvestment of all distributions.

     The S&P SmallCap 600 Index is an unmanaged market-weighted index consisting of approximately 600 domestic stocks chosen for market size, liquidity and industry group representation. As of December 31, 1997, the weighted mean
market value of a company in this Index was approximately $[      ] million.

      The Russell 2000, prepared by the Frank Russell Company, tracks the return of the common stocks of approximately 2,000 of the smallest out of the 3,000 largest publicly traded U.S.-domiciled companies by market capitalization. The Russell 2000 tracks the return on these stocks based on price appreciation or depreciation and includes dividends.

     U.S. Treasury bonds are securities backed by the credit and taxing power of the U.S. government and, therefore, present virtually no risk of default. Although such government securities fluctuate in price, they are highly liquid and may be purchased and sold with relatively small transaction costs (direct purchase of U.S. Treasury securities can be made with no transaction costs). Returns on intermediate-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that is the shortest non-callable bond available with a maturity of not less than five years. This bond is held for the calendar year and returns are recorded. Returns on long-term government bonds are based on a one-bond portfolio constructed each year, containing a bond that meets several criteria, including having a term of approximately 20 years. The bond is held for the calendar year and returns are recorded. Returns on U.S. Treasury bills are based on a one-bill portfolio constructed each month, containing the shortest term bill having not less than one month to maturity.
The total return on the bill is the month-end price divided by the previous month-end price, minus one. Data up to 1976 is from the U.S. Government Bond file at the University of Chicago's Center for Research in Security Prices; The Wall Street Journal is the source thereafter. Inflation rates are based on the Consumer Price Index.

      Royce may, from time to time, compare the performance of common stocks, especially small capitalization stocks, to the performance of other forms of investment over periods of time.

      From time to time, in reports and promotional literature, the Funds' performances also may be compared to other mutual funds tracked by financial or business publications and periodicals, such as KIPLINGER's, INDIVIDUAL INVESTOR, MONEY, FORBES, BUSINESS WEEK, BARRON's,

FINANCIAL TIMES, FORTUNE, MUTUAL FUNDS MAGAZINE and THE WALL STREET JOURNAL. In addition, financial or business publications and periodicals, as they relate to fund management, investment philosophy and investment techniques, may be quoted.

      Morningstar, Inc.'s proprietary risk ratings may be quoted in advertising materials. For the three years ended December 31, 1997, the average risk score
for  the  [       ] domestic equity funds rated by Morningstar with a three-year history was [ ]; the average risk score for the [ ] small company funds rated by Morningstar with a three-year history was [ ]; and the average risk score for the [ ] equity income funds rated by Morningstar with a three-year
history  was  [       ]. For the three years ended December 31, 1997,  the  risk scores for the Funds with a three-year history, and their ranks within Morningstar's equity funds category and either its small company or equity income funds categories, as applicable, were as follows:

          Morningstar                Rating within Morningstar Category of
Fund      Risk Score   Equity Funds    Small Company Funds   Equity Income Funds
----      ----------   ------------    -------------------   -------------------

Pennsylvania  0.70     Within lowest 22%   Within lowest 11%       -
Mutual (In-
vestment
Class)

Premier       0.67     Within lowest 16%   Within lowest 10%        -

Micro-Cap     0.97     Within lowest 57%   Within lowest 26%        -

Low-Priced
Stock         1.24     Within lowest 72%    Within lowest 42%       -

Total Return  0.20     Within top 1%                   		    -


     The Funds' performances may also be compared to those of other compilations or indices.

      Advertising for the Funds may contain examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

      The Funds may be available for purchase through retirement plans or other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $2,000 annual investment earning a taxable return of 8% annually would have an after-tax value of $177,887 after thirty years, assuming tax was deducted from the return each year at a 28% rate. An equivalent tax-deferred investment would have a value of $244,692 after thirty years.

Risk Measurements

     Quantitative measures of "total risk," which quantify the total variability of a portfolio's returns around or below its average return, may be used in advertisements and in communications with current and prospective shareholders. These measures include standard deviation of total return and the Morningstar risk statistic. Such communications may also include market risk measures, such as beta, and risk-adjusted measures of performance such as the Sharpe Ratio, Treynor Ratio, Jensen's Alpha and Morningstar's star rating system.

      Standard Deviation. The risk associated with a fund or portfolio can be viewed as the volatility of its returns, measured by the standard deviation of those returns. For example, a fund's historical risk could be measured by computing the standard deviation of its monthly total returns over some prior period, such as three years. The larger the standard deviation of monthly returns, the more volatile - i.e., spread out around the fund's average monthly total return, the fund's monthly total returns have been over the prior period. Standard deviation of total return can be calculated for funds having different objectives, ranging from equity funds to fixed income funds, and can be measured over different time frames. The standard deviation figures presented are annualized statistics based on the trailing 36 monthly returns. Approximately 68% of the time, the annual total return of a fund will differ from its mean annual total return by no more than plus or minus the standard deviation figure. 95% of the time, a fund's annual total return will be within a range of plus or minus 2x the standard deviation from its mean annual total return.

     Beta. Beta measures the sensitivity of a security's or portfolio's returns to the market's returns. It measures the relationship between a fund's excess return (over 3-month T-bills) and the excess return of the benchmark index (S&P 500 for domestic equity funds). The market's beta is by definition equal to 1. Portfolios with betas greater than 1 are more volatile than the market, and portfolios with betas less than 1 are less volatile than the market. For example, if a portfolio has a beta of 2, a 10% market excess return would be expected to result in a 20% portfolio excess return, and a 10% market loss would be expected to result in a 20% portfolio loss (excluding the effects of any firm-specific risk that has not been eliminated through diversification).

      Morningstar Risk. The Morningstar proprietary risk statistic evaluates a fund's downside volatility relative to that of other funds in its class based on the underperformances of the fund relative to the riskless T-bill return. It then compares this statistic to those of other funds in the same broad investment class.

      Sharpe Ratio. Also known as the Reward-to-Variability Ratio, this is the ratio of a fund's average return in excess of the risk-free rate of return
("average excess return") to the standard deviation of the fund's excess returns. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of total risk assumed.

      Treynor Ratio. Also known as the Reward-to-Volatility Ratio, this is the ratio of a fund's average excess return to the fund's beta. It measures the returns earned in excess of those that could have been earned on a riskless investment per unit of market risk assumed. Unlike the Sharpe Ratio, the Treynor Ratio uses market risk (beta), rather than total risk (standard deviation), as the measure of risk.

     Jensen's Alpha. This is the difference between a fund's actual returns and those that could have been earned on a benchmark portfolio with the same amount of risk - i.e., the same beta, as the portfolio. Jensen's Alpha measures the ability of active management to increase returns above those that are purely a reward for bearing market risk.

     Morningstar Star Ratings. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Ratings may change monthly. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five- and ten-year average annual returns (when available). Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars and the bottom 10% receive one star.

      None of the quantitative risk measures taken alone can be used for a complete analysis and, when taken individually, can be misleading at times. However, when considered in some combination and with the total returns of a fund, they can provide the investor with additional information regarding the volatility of a fund's performance. Such risk measures will change over time and are not necessarily predictive of future performance or risk.

PART C -- OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

          Financial Statements Included in Prospectuses (Part A):
               Financial  Highlights  of Pennsylvania  Mutual  Fund's
               Investment Class for the ten years ended December 31, 1997 (audited), and Pennsylvania Mutual Fund's Consultant Class for the period from June 18, 1997 through December 31, 1997 (audited), of Royce Premier Fund for the five years ended December 31, 1997 (audited), of Royce Micro-Cap Fund for the five years ended December 31, 1997 (audited), of Royce Low-Priced
               Stock Fund and Royce Total Return Fund for the period from December 15, 1993 through December 31, 1993 (audited) and the three years ended December 31, 1997 (audited), of Royce GiftShares Fund's Investment Class for the period from December 27, 1995 through December 31, 1995 (unaudited) and the two years ended December 31, 1997 (audited), and Royce GiftShares Fund's Consultant Class for the period from September 26, 1997 through December 31, 1997 (audited), of Royce Financial Services Fund for the period from December 15, 1994 through December 31, 1994
               (unaudited) and the three years ended December 31, 1997 (audited) and of PMF II for the period from November 19, 1996 through December 31, 1996 (audited) and the year ended December 31, 1997 (audited).

      The following audited financial statements, including the schedules of investments, and accompanying notes of the Registrant are included in the Registrant's Annual Reports to Shareholders for the fiscal year or period ended December 31, 1997, filed with the Securities and Exchange Commission under
Section 30(b)(1) of the Investment Company Act of 1940, and have been incorporated in Part B hereof by reference:

                 Pennsylvania   Mutual  Fund  --  Schedule  of  Investments   at
		December 31, 1997;
                Pennsylvania  Mutual Fund -- Statement of  Assets  and
               Liabilities at December 31, 1997;
                Pennsylvania Mutual Fund -- Statement of Changes in Net
               Assets for the years ended December 31, 1997 and 1996;
                Pennsylvania Mutual Fund -- Statement of Operations for
               the year ended December 31, 1997;
                Pennsylvania  Mutual Fund -- Financial Highlights  for
               the years ended December 31,  1997, 1996, 1995, 1994, and 1993 ;
                Pennsylvania  Mutual  Fund  --  Notes  to   Financial
               Statements -- Report of Independent Accountants dated February 10, 1998;

                Royce Premier Fund -- Schedule of Investments at December 31, 1997;
                Royce  Premier  Fund  --  Statement  of  Assets   and
               Liabilities at December 31, 1997;
                Royce  Premier  Fund -- Statement of  Changes  in  Net
               Assets for the years ended December 31, 1997 and 1996;
                 Royce Premier Fund -- Statement of Operations for  the
               year ended December 31, 1997;
                 Royce  Premier  Fund -- Financial Highlights  for  the
               years ended December 31, 1997, 1996, 1995, 1994 and 1993;
                 Royce Premier Fund -- Notes to Financial Statements --
               Report of Independent Accountants dated February 10,  1998;

                Royce Micro-Cap Fund -- Schedule of Investments at December 31, 1997;
                Royce  Micro-Cap  Fund  --  Statement  of  Assets  and
               Liabilities at December 31, 1997;
                Royce  Micro-Cap Fund -- Statement of Changes  in  Net
               Assets for the years ended December 31, 1997 and 1997;
                Royce Micro-Cap Fund -- Statement of Operations for the
               year ended December 31, 1997;
                Royce  Micro-Cap Fund -- Financial Highlights for  the
               years ended December 31, 1997, 1996, 1995 , 1994 and 1993;
                Royce Micro-Cap Fund -- Notes to Financial Statements -
               - Report of Independent Accountants dated February 10, 1998;

               Royce Low-Priced Stock Fund -- Schedule of Investments at December 31, 1997;
               Royce Low-Priced Stock Fund -- Statement of Assets and Liabilities at December 31, 1997;
               Royce Low-Priced Stock Fund -- Statement of Changes in
               Net Assets for the years ended December 31, 1997 and 1996;
               Royce Low-Priced Stock Fund -- Statement of Operations for the year ended December 31, 1997;
               Royce Low-Priced Stock Fund -- Financial Highlights for the years ended December 31, 1997, 1996, 1995, 1994 and for the period from December 15, 1993 through December 31, 1993;
               Royce Low-Priced Stock Fund -- Notes to Financial Statements -- Report of Independent Accountants dated February 10, 1998;

               Royce Total Return Fund -- Schedule of Investments  at
               December 31, 1997;
               Royce Total Return Fund -- Statement of Assets and Liabilities at December 31, 1997;
               Royce Total Return Fund -- Statement of Changes in Net Assets for the year ended December 31, 1997 and 1996;
               Royce Total Return Fund -- Statement of Operations for
               the year ended December 31, 1997;
               Royce Total Return Fund -- Financial Highlights for the
               years ended December 31, 1997, 1996, 1995 and 1994 and the period from December 15, 1993 through December 31, 1993;
               Royce   Total  Return  Fund  --  Notes  to  Financial
               Statements -- Report of Independent Accountants dated February 10, 1998;

               Royce  GiftShares Fund -- Schedule of  Investments  at
               December 31, 1997;
               Royce GiftShares Fund -- Statement of Assets and Liabilities at December 31, 1997;
               Royce GiftShares Fund -- Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996;
               Royce GiftShares Fund -- Financial Highlights for the years ended December 31, 1997 and 1996 and the period from December 27, 1995 through December 31, 1995;
               Royce GiftShares Fund -- Notes to Financial Statements
               -- Report of Independent Accountants dated February 10, 1998.

               Royce   Financial  Services  Fund  --   Schedule   of
               Investments at December 31, 1997;
               Royce  Financial Services Fund -- Statement of  Assets
               and Liabilities at December 31, 1997;
               Royce  Financial Services Fund -- Statement of Changes
               in Net Assets for the years ended December 31, 1997 and 1996;
               Royce   Financial  Services  Fund  --  Statement   of
               Operations for the year ended December 31, 1997;
               Royce Financial Services Fund -- Financial Highlights for the two years ended December 31, 1997 and the period from December 15, 1994 through December 31, 1994;
               Royce  Financial Services Fund -- Notes  to  Financial
               Statements -- Report of Independent Accountants dated February 10, 1998;

               PMF II -- Schedule of Investments at December 31, 1997;
               PMF  II  --  Statement of Assets and Liabilities at December  31,
               1997;
               PMF II -- Statement of Changes in Net Assets for the year ended December 31, 1997 and for the period from November 19, 1996 through December 31, 1996;
               PMF II -- Statement of Operations for the year ended December 31, 1997;
               PMF II -- Financial Highlights for the year ended December 31, 1997 and for the period from November 19, 1996 through December 31, 1996;
               PMF II -- Notes to Financial Statements -- Report of Independent Accountants dated February 10, 1998.

                Financial statements, schedules and historical information other than those listed above have been omitted since they are either inapplicable or are not required.

     b.   Exhibits:

          The exhibits required by Items (1) through (3), (6), (7), (9) through (12) and (14) through (16), to the extent applicable to the Registrant, have been filed with Registrant's initial Registration Statement (No. 2-80348) and Post-Effective Amendment Nos. 4, 5, 6, 8, 9, 11, 14, 15, 16, 17, 18, 19, 20, 21, 22, 23, 24, 26, 27, 28, 29, 30,
          31,  32, 33,  34, 35, 38, 40, 41, 42  and 43 thereto and, with respect to Pennsylvania Mutual Fund, its initial Registration Statement (No.2-19995) and Post-Effective Amendment Nos. 43, 45, 46, 47, 48, 49, 51,
          52, 53, 56, and 58, and are incorporated by reference herein.

     (4)  Specimen Certificate of Royce Special Equity Fund.

     (5) Form of Investment Advisiory Agreement between The Royce Fund (Royce Special Equity Fund) and Royce & Associates, Inc.

     (8) Form of State Street Bank and Trust Company Custodian Fee Schedule for Royce Special Equity Fund.

     (11) Consent of Coopers & Lybrand L.L.P. relating to The Royce Fund.

     (13)  Form  of Letter Agreement between the Registrant and Charles  M.
          Royce relating to the initial purchase of shares of Royce Special Equity Fund, a series of the Registrant.


Item 25.  Persons Controlled by or Under Common Control With Registrant

           There are no persons directly or indirectly controlled by or under common control with the Registrant.


Item 26.  Number of Holders of Securities

           As of February 11, 1998, the number of record holders of shares of each Fund of the Registrant was as follows:

     Title of Fund                           Number of Record Holders

     Pennsylvania Mutual Fund                     21,156
     Royce Premier Fund                      	  13,501
     Royce Micro-Cap Fund                          7,306
     Royce Low-Priced Stock Fund                     931
     Royce Total Return Fund                       4,581
     Royce Financial Services Fund                    71
     The REvest Growth and Income Fund               416
     Royce GiftShares Fund                           523
     PMF II                                    	   1,012

Item 27.  Indemnification

      (a) Article IX of the Trust Instrument of the Registrant provides as follows:

                          "ARTICLE IX

          LIMITATION OF LIABILITY AND INDEMNIFICATION

     Section 1. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any other Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series shall contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee or officers of the trust liable thereunder. None of the Trustees or officers of the Trust shall be responsible or liable for any act or omission or for neglect or wrongdoing by him or any agent, employee, investment adviser or independent contractor of the Trust, but nothing contained in this Trust Instrument or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     INDEMNIFICATION

               Section 2.

                (a)  Subject to the exceptions and limitations contained in
     Section 2(b) below:

                     (i) Every person who is, or has been, a Trustee or officer of the Trust (including persons who serve at the Trust's request as directors, officers or trustees of another entity in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") shall be indemnified by the appropriate Fund to the fullest extent not prohibited by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; and

                       (ii) The words "claim", "action", "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, investigatory or other, including appeals), actual or threatened, while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

                (b) No indemnification shall be provided hereunder to a Covered Person:

                          (i)   Who shall, in respect of the matter or
          matters involved, have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence in the performance of his duties or reckless disregard of the obligations and duties involved in the conduct of his office or (B) not to have acted in the belief that his action was in the best interest of the Trust; or

                     (ii) In the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                          (A) By the court or other body approving the settlement;

                          (B) By a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter, based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                          (C) By written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry).

                (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

                 (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the type described in subsection (a) of this Section 2 may be paid by the applicable Fund from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the applicable Fund if and when it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2."

           (b)(1) Paragraph 8 of the Investment Advisory Agreements by and between the Registrant and Royce & Associates, Inc. (formerly named Quest Advisory Corp.) provides as follows:

                "8. Protection of the Adviser. The Adviser shall not be liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

           Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding or (ii) an independent legal counsel in a written opinion."

          (b)(2) Paragraph 8 of the Investment Advisory Agreement by and between the Registrant and Royce, Ebright & Associates, Inc. provides as follows:

                "8.   Protection of the Adviser.  The Adviser shall not  be
     liable to the Fund or to any portfolio series thereof for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Adviser and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Adviser in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any portfolio series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Fund or such series. Notwithstanding the preceding sentence of this Paragraph 8 to the contrary, nothing contained herein shall protect or be deemed to protect the Adviser against or entitle or be deemed to entitle the Adviser to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

           Determinations of whether and the extent to which the Adviser is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Adviser was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of such misconduct by (i) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940) nor parties to the action, suit or other proceeding or (ii) an independent legal counsel in a written opinion."

           (c) Paragraph 9 of the Distribution Agreement made October 31, 1985 by and between the Registrant and Royce Fund Services, Inc. (formerly named Quest Distributors, Inc.) provides as follows:

                "9. Protection of the Distributor. The Distributor shall not be liable to the Fund or to any series thereof for any action taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares, and the Fund or each portfolio series thereof involved, as the case may be, shall indemnify the Distributor and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Distributor in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or any series thereof or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Distributor in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an underwriter of the Shares. Notwithstanding the preceding sentences of this Paragraph 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Distributor against, or entitle or be deemed to entitle the Distributor to indemnification in respect of, any liability to the Fund or to any portfolio series thereof or its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its duties and obligations under this Agreement.

           Determinations of whether and to the extent to which the Distributor is entitled to indemnification hereunder shall be made by reasonable and fair means, including (a) a final decision on the merits by a court or other body before whom the action, suit or other proceeding was brought that the Distributor was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Distributor was not liable by reason of such misconduct by (a) the vote of a majority of a quorum of the Trustees of the Fund who are neither "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the action, suit or other proceeding or (b) an independent legal counsel in a written opinion."

Item 28.  Business and Other Connections of Investment Advisers

            Reference is made to the filings on Schedule D to the Applications on Form ADV, as amended, of Royce & Associates, Inc. and Royce, Ebright & Associates, Inc. for Registration as Investment Advisers under the Investment Advisers Act of 1940.


Item 29.  Principal Underwriters

            Inapplicable.    The   Registrant  does  not  have  any  principal
underwriters.


Item 30.  Location of Accounts and Records

          The accounts, books and other documents required to be maintained by the Registrant pursuant to the Investment Company Act of 1940, are maintained at the following locations:

                         The Royce Fund
                         1414 Avenue of the Americas
               		 10th Floor
                         New York, New York  10019

                         State Street Bank and Trust Company
                         225 Franklin Street
                         Boston, Massachusetts  02101


Item 31.  Management Services

           State Street Bank and Trust Company, a Massachusetts trust company ("State Street"), provides certain management-related services to the Registrant pursuant to a Custodian Contract made as of December 31, 1985 between the Registrant and State Street. Under such Custodian Contract, State Street, among other things, has contracted with the Registrant to keep books of accounts and render such statements as agreed to in the then current mutually-executed Fee Schedule or copies thereof from time to time as requested by the Registrant, and to assist generally in the preparation of reports to holders of shares of the Registrant, to the Securities and Exchange Commission and to others, in the auditing of accounts and in other ministerial matters of like nature as agreed to between the Registrant and State Street. All of these services are rendered pursuant to instructions received by State Street from the Registrant in the ordinary course of business.

           Registrant paid the following fees to State Street for services rendered pursuant to the Custodian Contract, as amended, for each of the three (3) fiscal years ended December 31:

               1997:               $462,684
               1996:               $468,735
               1995:               $335,180


Item 32.  Undertakings

           Registrant hereby undertakes to furnish each person to whom a prospectus for any series of the Registrant is delivered with a copy of the latest annual report including schedule of investments to shareholders of such series upon request and without charge.

           Registrant hereby undertakes to call a special meeting of the Registrant's shareholders upon the written request of shareholders owning at least 10% of the outstanding shares of the Registrant for the purpose of voting upon the question of the removal of a trustee or trustees and, upon the written request of 10 or more shareholders of the Registrant who have been such for at least 6 months and who own at least 1% of the outstanding shares of the Registrant, to provide a list of shareholders or to disseminate appropriate materials at the expense of the requesting shareholders.